UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

     Robert Bruno
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: October 31, 2007

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.        Reports to Stockholders.

First Eagle Funds

Semi-Annual Report

April 30, 2007

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Fund of America

ADVISED BY ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC

FIRST EAGLE FUNDS
Table of Contents

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on the Form N-Q from the Funds, shareholders can call 1-800-334-2143.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

FIRST EAGLE FUNDS

LETTER FROM THE PRESIDENT

John P. Arnhold

Dear Fellow Shareholder,

Since my last letter to you six months ago, we announced that Jean-Marie Eveillard would again assume portfolio management responsibilities for the First Eagle Global, Overseas, Gold and U.S. Value funds. We are pleased that Jean-Marie has returned to full-time duty and that he will lead our team as we plan for the future.

I understand that in many instances, change in investment personnel can cause concern for shareholders. However, here at First Eagle, the investment philosophy, approach and discipline which Jean-Marie created and we have maintained are firmly in place. Our global investment style which has served our shareholders so well for many years continues as it always has and we now have eleven investment professionals in research roles. Our team continues to evaluate companies one by one, seeking to uncover quality businesses trading at discounts to our estimation of their intrinsic values. In order to do this successfully, we are diligent and thorough with our research, and are always mindful of attempting to minimize undue risk to our shareholders by requiring a measurable margin of safety from each investment.

Jean-Marie has agreed to a five year commitment with us, during which he will be actively involved in the portfolio management of the funds for the first two years, and for the next three remain on in a senior advisory role. In addition to his portfolio management duties, Jean-Marie will help us increase the depth of our team, and further develop our already significant research capabilities, which are the core of our investment activity. You should be aware that Jean-Marie is supported by a team of ten exceptional investment analysts. In May we promoted two of our analysts to portfolio management roles—Charles “Chuck” de Lardemelle was named Associate Portfolio Manager of the First Eagle Global, Overseas and U.S. Value funds and Simon Fenwick was elevated to Co-Portfolio Manager of the First Eagle Gold Fund. Prior to this promotion, Chuck served as our Director of Research, and was instrumental in the training and development of our analyst team. He has been an analyst for the funds, working with Jean-Marie since 1996. Most recently, Simon has served as Associate Manager of the First Eagle Gold Fund as well as having research responsibilities for the other portfolios, and has worked with us since 2003. These two individuals and the team have been steeped in Jean-Marie’s wisdom and are worthy stewards of shareholder assets.

I am also very pleased to note that our First Eagle Fund of America celebrated its 20 Year Anniversary in April. This fund, managed by Harold Levy and David Cohen, has an exceptional long-term record and employs a unique value investment style. It has served its shareholders well over the long-term and we believe it is a “hidden gem” in the mutual fund world. There are few other mutual funds with the long-term performance record, risk profile and the same management team since inception available for investment today.

I will close by thanking you for the continued confidence you place in us through entrusting your hard-earned assets with our firm.

Sincerely,

John P. Arnhold
President

June 2007

PERFORMANCE

FIRST EAGLE FUNDS	Average Annual Returns[1] as of April 30, 2007 (unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
FIRST EAGLE GLOBAL FUND
First Eagle Global Fund - Class A (SGENX)
without sales load	14.24%	19.09%	18.70%	14.84%	15.91%	1/01/79	[2]
with sales load	8.52%	17.07%	17.49%	14.41%	15.75%	1/01/79	[2]
First Eagle Global Fund - Class I (SGIIX)	14.50%	19.39%	19.01%	—	16.11%	7/31/98
First Eagle Global Fund - Class C (FESGX)	12.24%	18.21%	17.83%	—	17.15%	6/05/00
MSCI World Index[3]	16.98%	17.10%	12.17%	8.00%	11.65%	1/01/79
FIRST EAGLE OVERSEAS FUND
First Eagle Overseas Fund - Class A (SGOVX)
without sales load	14.86%	21.74%	21.37%	16.13%	15.33%	8/31/93
with sales load	9.12%	19.68%	20.13%	15.69%	15.01%	8/31/93
First Eagle Overseas Fund - Class I (SGOIX)	15.14%	22.06%	21.68%	—	17.73%	7/31/98
First Eagle Overseas Fund - Class C (FESOX)	12.92%	20.84%	20.49%	—	18.07%	6/05/00
MSCI EAFE Index[4]	19.81%	22.51%	16.64%	8.72%	8.00%	8/31/93
FIRST EAGLE U.S. VALUE FUND
First Eagle U.S. Value Fund - Class A (FEVAX)
without sales load	11.61%	12.33%	10.91%	—	13.41%	9/04/01
with sales load	6.03%	10.42%	9.78%	—	12.39%	9/04/01
First Eagle U.S. Value Fund - Class I (FEVIX)	11.87%	12.59%	11.17%	—	13.68%	9/04/01
First Eagle U.S. Value Fund - Class C (FEVCX)	9.75%	11.50%	10.07%	—	12.57%	9/04/01
Standard & Poor’s 500 Index[7]	15.24%	12.25%	8.54%	—	6.70%	9/04/01
Russell 2000 Index[5]	7.83%	14.65%	11.14%	—	11.62%	9/04/01
FIRST EAGLE GOLD FUND
First Eagle Gold Fund - Class A (SGGDX)
without sales load	(2.68%)	22.66%	21.56%	12.47%	9.54%	8/31/93
with sales load	(7.55%)	20.58%	20.32%	12.04%	9.23%	8/31/93
First Eagle Gold Fund - Class I (FEGIX)	(2.41%)	22.95%	—	—	21.75%	5/15/03
First Eagle Gold Fund - Class C (FEGOX)	(4.34%)	21.74%	—	—	20.57%	5/15/03
MSCI World Index[3]	16.98%	17.10%	12.17%	8.00%	8.90%	8/31/93
FTSE Gold Mines Index[6]	(12.70%)	18.75%	13.27%	4.64%	1.52%	8/31/93
FIRST EAGLE FUND OF AMERICA
First Eagle Fund of America - Class Y (FEAFX)	19.09%	14.73%	11.52%	12.76%	13.87%	4/10/87
First Eagle Fund of America - Class C (FEAMX)	17.03%	13.89%	10.70%	—	9.17%	3/02/98
First Eagle Fund of America - Class A (FEFAX)
without sales load	19.12%	14.69%	11.46%	—	10.07%	11/20/98
with sales load	13.02%	12.77%	10.32%	—	9.40%	11/20/98
Standard & Poor’s 500 Index[7]	15.24%	12.25%	8.54%	8.05%	10.95%	4/10/87

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS PERFORMANCE—(Continued)

(1)

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds’ short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling (800) 334-2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares “with sales load” of First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The average annual returns for Class A Shares “with sales load” of First Eagle U.S. Value Fund and First Eagle Fund of America give effect to the deduction of the maximum sales load of 5.00%.

First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Gold Fund and First Eagle Fund of America Class Y shares are currently closed to new investors.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without load.

Class Y Shares of First Eagle Fund of America are offered without load.

(2)	Commencement of management by Mr. Jean-Marie Eveillard since January 1, 1979.
(3)

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland.

(4)

The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

(5)	The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is not available for purchase.
(6)	The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.
(7)

The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

Expense Ratios As Stated In The Most Recent Prospectus Total Annual Gross Operating Expense Ratios[8]
	Class A	Class I	Class C	Class Y

First Eagle Global Fund	1.15%	0.90%	1.90%	—
First Eagle Overseas Fund	1.14%	0.89%	1.89%	—
First Eagle U.S. Value Fund	1.25%	1.00%	2.00%	—
First Eagle Gold Fund	1.22%	0.97%	1.97%	—
First Eagle Fund of America	1.41%	—	2.16%	1.41%

(8)

These expense ratios are presented as of October 31, 2006 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund
First Eagle U.S. Value Fund • First Eagle Gold Fund

LETTER FROM THE PORTFOLIO MANAGER

Jean-Marie Eveillard

Dear Shareholder:

First, a reminder: for more than twenty-five years, we have been in the business of establishing “intrinsic” values for securities which catch—on a preliminary basis—our attention. In a nutshell, we try to figure out what a somewhat knowledgeable buyer (“somewhat”, because we’re on the outside, looking in), expecting a reasonable long-term return, would be willing to pay —in cash—for the entire business. That number is the intrinsic value. If the market price of the security is at some discount to the intrinsic value, then we might be interested. The appropriate size of the discount is a function of how well we think we understand the business and of how much we like the business. The better we understand and like it, the smaller the required discount. As for the sale of securities, it takes place whenever we realize that our intrinsic value was overstated, in other words, when our analysis was flawed. We also sell when the price of the security moves up to the intrinsic value, though we make exceptions—not without trepidation—when we believe the odds are good that the business will continue to create value over the years.

This investment approach—the value approach—is not a recipe, a formula, a black box. But I believe it is a sound approach. As Seth Klarman, a successful value investor, has said, a long-term orientation is the biggest edge a value investor can have. Or, as Benjamin Graham put it, short-term the market is a voting machine, long-term it’s a weighing machine. In other words, we’re not interested in the psychology of the market. We’re interested in the realities of a business. We play bridge, not poker, the difference being that there is much less luck associated with bridge than there is with poker.

Now, for an overview of the markets, keeping in mind that we don’t buy markets, we buy specific securities, and that we are long-term investors (typically, five years or more). That said, most equity markets have been going up over the past four years. They’re not alone: bonds have moved up too (at least until recently), as well as real estate, gold, commodities (energy, base metals, agricultural products), fine art, you name it. True, corporate profits also have gone up. However, the business cycle has not been abolished, and profit margins are historically high.

The bull market in equities has been helped—if not propelled—by a major credit boom. Money has been cheap and widely available. Excesses such as subprime housing in the U.S. have cropped up. Leverage in the financial system—some of it hidden—has increased. Monetary authorities are aware of the associated potential fragility. Still, I believe the world is a dangerous place. Happy days may go on for quite awhile for all I know, however caution is in order, I think. But then, it always is…

So, with valuations often full and the possibility of financial accidents, the funds’ assets include some cash and gold. Cash as a residual: we’re not coming up with enough investment opportunities (maybe we’re not looking in the right places…). Anyway, we are not about to compromise our standards. As for gold, it’s insurance against extreme outcomes.

Apropos opportunities, when we look around, we find most of them in Japan, and to a lesser extent, in South Korea. After the collapse of the stock market-cum-real estate bubble in the late 1980’s, Tokyo suffered a twelve-year bear market, and we believe the recovery in the past few years has still left some Japanese securities unduly depressed.

We (“we” are the eight-strong team of in-house analysts, Chuck de Lardemelle, Simon Fenwick and myself ) have a sound investment approach. We work diligently, we have some skills, and the funds have done well over time (the Global fund for twenty-eight years). But we cannot promise future returns, of course.

As our long-term shareholders know, we do not pay attention to short-term market developments, so every now and then (as in the recent past) we lag our benchmarks and our peers. That comes with the territory. We are patient long-term investors and we hope that the funds’ shareholders will be as well.

Jean-Marie Eveillard
Portfolio Manager

June 2007

Though First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund will only accept additional investments from existing shareholders, First Eagle U.S. Value Fund remains open to all investors.

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund
First Eagle U.S. Value Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Jean-Marie Eveillard

Chuck de Lardemelle

For the six months ending April 30, 2007, global markets continued their upward trend despite a severe—but quickly forgotten—correction in the last week of February and the first two weeks of March, when the MSCI World Index lost roughly 6%.

The euro appreciated strongly in the period from USD $1.275 to $1.365 per euro while the Japanese yen weakened slightly from JPY ¥117 to ¥119.50 per USD over the six month period.

From October 31, 2006 to April 30, 2007, the MSCI World Index was up 11.9%, the MSCI EAFE Index was up 15.4% and the Standard & Poor’s 500 Index (“S&P”) was up 8.6%. Excess liquidity, low corporate bond yields and a large number of “private equity” transactions (a new name for leveraged buy outs) provided fuel to the fire.

First Eagle Global Fund

The net asset value (“NAV”) of the Fund’s Class A shares increased 10.4% for the six month period while the MSCI World Index moved up 11.9%. The Fund’s cash position remained in the 15% to 19% range throughout the period, and was 16% on April 30, 2007.

A number of our holdings benefited from the high mergers and acquisitions activity: Banta Corporation (U.S.), Case Pomeroy & Company Inc (U.S.), Elior SCA (France), Kukdong Electric Wire Company, Limited (South Korea), Longview Fibre Company (U.S.), PagesJaunes Groupe SA (France) and Realogy Corporation (U.S.) were all subject to offers that we viewed as adequate.

The five largest contributors to the performance of First Eagle Global Fund over the period were Sodexho Alliance SA (corporate services, France), Nestlé SA (consumer staples, Switzerland), Wendel Investissement (holding company, France), Kuehne & Nagel International AG (transportation, Switzerland) and Liberty Capital (holding company—media, U.S.) collectively accounting for 2.6% of this period’s performance.

The five largest detractors were Secom Company, Limited (security services, Japan), Johnson & Johnson (healthcare, U.S.), Cintas Corporation (uniform rental, U.S.), Newmont Mining Corporation Holding Company (gold mining, U.S.) and Phoenixtec Power Company, Limited (electric power supply management devices, Taiwan). Their combined negative performance over the six month period subtracted 0.2% points from the Fund’s performance.

In most of these instances, we believe that the negative performance is nothing more than a temporary (rather than permanent) impairment of capital. In some cases, the Fund seized this opportunity to add to the positions at prices we deemed attractive.

As of April 30, 2007, the euro and yen positions remained unhedged against the USD.

First Eagle Overseas Fund

The NAV of the Fund’s Class A shares increased 13.3% for the six month period while the MSCI EAFE Index moved up 15.5%. The Fund’s cash position decreased from 25% at the beginning of the period to 17% on April 30, 2007.

A few of our holdings benefited from the high mergers and acquisitions activity: Elior SCA (France), Kukdong Electric Wire Company, Limited (South Korea), Nexans Korea Limited (South Korea) and PagesJaunes Groupe SA (France) were all subject to offers that we viewed as adequate.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Sodexho Alliance SA (corporate services, France), Wendel Investissement (holding company, France), Nestlé SA (consumer staples, Switzerland), Kuehne & Nagel International AG (transportation, Switzerland) and Tesco Plc (retail, U.K.) collectively accounting for 3.4% of this period’s performance.

The five largest detractors were Secom Company, Limited (security services, Japan), Fuji Seal International, Inc. (packaging, Japan), Takefuji Corporation (consumer finance, Japan), Kose Corporation (cosmetics, Japan) and Phoenixtec Power Company, Limited (electric power supply management devices, Taiwan). Their combined negative performance over the six month period subtracted 0.3% from the Fund’s performance.

Again, we believe in most cases that the negative performance is nothing more than a temporary (rather than permanent) impairment of capital. In some cases, the Fund seized the opportunity to add to the positions at prices we deemed attractive. In particular, four of the five detractors were Japanese securities. We believe that the Japanese market currently offers attractive investment opportunities.

As of April 30, 2007, the euro and yen positions remained unhedged against the USD.

First Eagle U.S. Value Fund

The NAV of the Fund’s Class A shares increased 6.1% for the six month period while the S&P 500 Index moved up 8.6% and the Russell 2000 Index rose 6.9%. The Fund’s cash position decreased slightly from 34% at the beginning of the period to 32% on April 30, 2007. Finding suitable investment opportunities in the U.S. markets remains a challenge for us.

A few of our holdings benefited from the high mergers and acquisitions activity: Banta Corporation, Case Pomeroy & Company Inc., Longview Fibre Company and Realogy Corporation were all subject to offers that we accepted.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Blount International Inc. (a manufacturer of saw chains), Liberty Interactive (a media holding company), Getty Images, Inc. (media), gold bullion and McDonald’s Corporation (restaurants), collectively accounting for 1.9% of this period’s performance.

The five largest detractors were Cintas Corporation (uniform rental), San Juan Basin Royalty Trust (natural gas), Newmont Mining Corporation Holding Company (gold mining), Wal-Mart Stores, Inc. (retail) and International Speedway Corporation (racetracks). Their combined negative performance over the six month period subtracted 0.3% from the Fund’s performance.

In all of these instances, we believe that the negative performance is nothing more than a temporary (rather than permanent) impairment of capital. In some cases, the Fund seized the opportunity to add to the positions at prices we deemed attractive.

Our focus has always been, and remains, on preservation of capital. To the First Eagle team, downside matters more than the upside. Together with our group of analysts, we continue to search the globe for mispriced securities. The discounts to intrinsic values (intrinsic value defined as the amount that a knowledgeable buyer would pay in cash for the whole business) remain narrower than we would like, especially in the U.S. and in Europe. We are, however, finding what we believe are decent investment opportunities in Asia, most notably in Japan and South Korea.

As always, we appreciate your confidence and thank you for your support.

Jean-Marie Eveillard Portfolio Manager June 2007	Chuck de Lardemelle Associate Portfolio Manager

FIRST EAGLE FUNDS

Fund Expenses
(Unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution (12b-1) and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on November 1, 2006 and held for the six months ended April 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

First Eagle Global Fund Class A	10.43%	$1,000.00	$1,104.30	$5.84
First Eagle Global Fund Class I	10.57%	1,000.00	1,105.70	4.54
First Eagle Global Fund Class C	10.01%	1,000.00	1,100.10	9.74
First Eagle Overseas Fund Class A	13.27%	1,000.00	1,132.70	5.87
First Eagle Overseas Fund Class I	13.43%	1,000.00	1,134.30	4.55
First Eagle Overseas Fund Class C	12.85%	1,000.00	1,128.50	9.82
First Eagle U.S. Value Fund Class A	6.09%	1,000.00	1,060.90	6.18
First Eagle U.S. Value Fund Class I	6.26%	1,000.00	1,062.60	4.91
First Eagle U.S. Value Fund Class C	5.73%	1,000.00	1,057.30	10.00
First Eagle Gold Fund Class A	7.77%	1,000.00	1,077.70	6.18
First Eagle Gold Fund Class I	7.92%	1,000.00	1,079.20	4.90
First Eagle Gold Fund Class C	7.37%	1,000.00	1,073.70	10.03
First Eagle Fund of America Class Y	13.79%	1,000.00	1,137.90	7.42
First Eagle Fund of America Class C	13.40%	1,000.00	1,134.00	11.38
First Eagle Fund of America Class A	13.83%	1,000.00	1,138.30	7.42

(1)	For the six months ended April 30, 2007.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)

Expenses are equal to the annualized expense ratio of 1.12%, 0.87%, 1.87%, 1.11%, 0.86%, 1.86%, 1.21%, 0.96%, 1.96%, 1.20%, 0.95%, 1.95%, 1.40%, 2.15%, and 1.40% for the First Eagle Global Fund Class A, I and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I and C; and First Eagle Fund of America Class Y, C, and A, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS

Fund Expenses—(Continued)
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not any of the First Eagle Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

First Eagle Global Fund Class A	5.00%	$1,000.00	$1,019.24	$5.61
First Eagle Global Fund Class I	5.00%	1,000.00	1,020.48	4.36
First Eagle Global Fund Class C	5.00%	1,000.00	1,015.52	9.35
First Eagle Overseas Fund Class A	5.00%	1,000.00	1,019.29	5.56
First Eagle Overseas Fund Class I	5.00%	1,000.00	1,020.53	4.31
First Eagle Overseas Fund Class C	5.00%	1,000.00	1,015.57	9.30
First Eagle U.S. Value Fund Class A	5.00%	1,000.00	1,018.79	6.06
First Eagle U.S. Value Fund Class I	5.00%	1,000.00	1,020.03	4.81
First Eagle U.S. Value Fund Class C	5.00%	1,000.00	1,015.08	9.79
First Eagle Gold Fund Class A	5.00%	1,000.00	1,018.84	6.01
First Eagle Gold Fund Class I	5.00%	1,000.00	1,020.08	4.76
First Eagle Gold Fund Class C	5.00%	1,000.00	1,015.12	9.74
First Eagle Fund of America Class Y	5.00%	1,000.00	1,017.85	7.00
First Eagle Fund of America Class C	5.00%	1,000.00	1,014.13	10.74
First Eagle Fund of America Class A	5.00%	1,000.00	1,017.85	7.00

(1)	For the six months ended April 30, 2007.
(2)

Expenses are equal to the annualized expense ratio of 1.12%, 0.87%, 1.87%, 1.11%, 0.86%, 1.86%, 1.21%, 0.96%, 1.96%, 1.20%, 0.95%, 1.95%, 1.40%, 2.15%, and 1.40% for the First Eagle Global fund Class A, I, and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I, and C; and First Eagle Fund of America Class Y, C, and A, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FUND OVERVIEW

FIRST EAGLE GLOBAL FUND	Data as of April 30, 2007 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that helps minimize risk.

ASSET ALLOCATION

COUNTRIES

United States	39.27%	India	0.31%
France	12.07%	Belgium	0.28%
Japan	9.17%	Malaysia	0.28%
Switzerland	5.66%	Brazil	0.26%
South Korea	5.08%	Thailand	0.24%
United Kingdom	2.04%	Canada	0.22%
Germany	1.54%	Taiwan	0.17%
Netherlands	1.49%	New Zealand	0.13%
Italy	1.35%	Sweden	0.10%
Hong Kong	0.99%	Other	0.33%
Singapore	0.98%
South Africa	0.70%
Mexico	0.69%
Spain	0.69%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	14.24%	18.70%	14.84%
with sales load	8.52%	17.49%	14.41%
MSCI World Index	16.98%	12.17%	8.00%
Consumer Price Index	2.57%	2.82%	2.58%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (precious metal)	3.06%
Berkshire Hathaway Inc., Class ‘A’ (U.S. holding company)	2.48%
Costco Wholesale Corporation (U.S. multiline retailer)	2.10%
Samsung Electronics Company, Limited (CS & Pfd.)	2.08%
(South Korean electronics company)
Pargesa Holding SA (Swiss diversified financials company)	2.07%
Johnson & Johnson (U.S. health care products manufacturer)	1.88%
Nestlé SA (Swiss food manufacturer)	1.87%
Sodexho Alliance SA (French food management services provider)	1.84%
Liberty Interactive (U.S. media company)	1.81%
Microsoft Corporation (U.S. software developer)	1.80%

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S. (33.94%)

	Consumer Discretionary (2.21%)
6,643,070	McDonald’s Corporation	$184,142,058	$320,727,420
1,421,370	Apollo Group, Inc. Class ‘A’ (a)	59,865,768	67,230,801
1,267,720	International Speedway Corporation, Class ‘A’	62,580,992	62,625,368
413,318	Wyndham Worldwide Corporation (a)	15,740,866	14,300,803
390,000	Weyco Group, Inc.	1,285,375	9,508,200
185,000	St. John Knits International Inc. (a)	3,180,703	5,573,125

		326,795,762	479,965,717

	Consumer Staples (0.57%)
2,235,148	Anheuser-Busch Companies Inc.	97,185,155	109,946,930
115,270	Altria Group, Inc.	1,873,724	7,944,408
79,769	Kraft Foods Inc.	623,708	2,669,868
82,570	Seneca Foods Corporation, Class ‘A’ (a)	1,242,679	2,356,961

		100,925,266	122,918,167

	Energy (3.53%)
4,721,433	ConocoPhillips Company	244,762,591	327,431,379
3,154,041	Apache Corporation	210,743,103	228,667,972
1,107,340	Murphy Oil Corporation	45,709,775	61,390,930
1,883,846	BJ Services Company	51,505,506	53,991,026
556,404	SEACOR Holdings Inc. (a)	23,217,111	53,014,173
1,042,780	Helmerich & Payne, Inc.	30,576,616	33,671,366
206,590	San Juan Basin Royalty Trust	7,928,014	6,635,671

		614,442,716	764,802,517

	Financials (0.01%)
114,750	East Texas Financial Services, Inc.	862,688	2,036,812
8,200	Redwood Financial, Inc. (a)(d)	71,750	143,500

		934,438	2,180,312

	Health Care (3.01%)
6,353,670	Johnson & Johnson	389,898,689	408,032,687
1,833,170	Wellpoint Inc. (a)	139,849,923	144,765,435
1,684,130	Bausch & Lomb Inc.	78,995,549	99,077,368

		608,744,161	651,875,490

	Holding Companies (2.49%)
4,915	Berkshire Hathaway Inc., Class ‘A’ (a)	414,943,985	536,718,000
2,485	J.G. Boswell Company	573,840	1,907,237

		415,517,825	538,625,237

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S.—(continued)
	Industrials (3.61%)
9,245,440	Tyco International Limited	$214,213,981	$301,678,707
5,533,957	Cintas Corporation	207,559,147	207,357,369
8,811,151	Blount International Inc. (a)(c)	116,304,729	120,095,988
870,960	Manpower Inc.	34,320,745	69,894,540
1,576,258	UniFirst Corporation	37,181,601	66,328,937
530,019	Avis Budget Group Inc.	12,270,077	14,909,434
4,805	Conbraco Industries, Inc. (a)(c)	1,568,050	1,801,875
365,000	Kaiser Ventures LLC (a)(d)(f)(g)	—	1,047,550

		623,418,330	783,114,400

	Materials (0.03%)
428,510	Tronox Inc. Class ‘A’	5,392,614	6,054,846

	Media (7.40%)
15,637,264	Liberty Interactive (a)	286,313,957	391,400,718
2,867,312	Liberty Capital (a)	193,471,880	323,920,237
3,919,730	Clear Channel Communications, Inc.	121,427,739	138,876,034
1,142,883	OmniCom Group	104,030,867	119,671,279
4,346,295	Comcast Corporation-Special Class ‘A’ (a)	82,167,954	114,742,188
4,809,260	News Corporation, Class ‘A’	73,140,045	107,679,331
2,068,320	Getty Images, Inc. (a)	87,922,857	107,552,640
2,634,600	CBS Corporation, Class ‘B’	68,949,440	83,701,242
1,280,241	Dow Jones & Company Inc.	46,441,906	46,511,156
745,590	Meredith Corporation	38,682,827	43,184,573
1,696,720	New York Times Company, Class ‘A’	40,660,980	39,703,248
1,806,620	Valassis Communications, Inc. (a)	52,366,140	34,614,839
920,998	Liberty Global Inc. Series ‘C’ (a)	14,395,506	30,770,543
445,740	Viacom Inc. (a)	15,234,457	18,386,775
34,924	Mills Music Trust (c)	1,055,337	1,846,606

		1,226,261,892	1,602,561,409

	Paper and Forest Products (1.99%)
5,662,482	Rayonier Inc. (c)	121,299,553	245,581,844
4,069,600	Plum Creek Timber Company, Inc.	131,114,009	161,563,120
482,700	Deltic Timber Corporation	23,561,858	24,110,865

		275,975,420	431,255,829

	Precious Metals (0.51%)
5,965,190	Newmont Mining Corporation Holding Company	86,341,437	111,265,288

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S.—(continued)

	Real Estate (0.07%)
500,000	Crescent Real Estate Equities Company	$7,671,061	$10,255,000
258,133	Price Legacy Corporation Pfd., Series ‘A’	2,935,244	3,808,752
192,250	LandCo LLC (a)(d)(f)(g)	669,030	669,030

		11,275,335	14,732,782

	Retail (3.94%)
8,499,950	Costco Wholesale Corporation	358,375,211	455,342,321
3,434,880	Wal-Mart Stores, Inc.	154,589,597	164,599,450
1,528,010	Tiffany & Company	42,153,738	72,870,797
1,411,090	The Home Depot Inc.	50,996,939	53,437,978
1,347,150	Barnes & Noble, Inc.	30,166,364	53,252,839
1,000,000	Dillard’s Inc., Class ‘A’	16,266,643	34,630,000
436,100	Federated Department Stores Inc.	3,759,110	19,153,512

		656,307,602	853,286,897

	Technology and Telecommunications (4.38%)
13,058,220	Microsoft Corporation	314,460,404	390,963,107
14,027,230	Intel Corporation	268,524,791	301,585,445
2,534,490	Linear Technology Corporation	82,493,960	94,840,616
2,266,890	Dell Inc. (a)	51,344,404	57,148,297
2,724,162	Sprint Nextel Corporation	54,721,801	54,564,965
1,548,550	Maxim Integrated Products, Inc.	49,554,416	49,120,006

		821,099,776	948,222,436

	Utilities (0.19%)
727,930	IDACORP, Inc.	22,261,208	25,077,188
325,000	CalEnergy Capital Trust 6½% Conv. Pfd.	14,327,813	15,600,000

		36,589,021	40,677,188

	Total Common and Preferred Stocks—U.S.	5,810,021,595	7,351,538,515

	Common and Preferred Stocks—Non-U.S. (41.86%)

	Australia and New Zealand (0.19%)
6,135,560	News & Media NZ Limited exchangeable preference shares (10)	15,685,521	27,455,790
3,184,178	Spotless Group Limited (8)	8,887,624	13,344,928

		24,573,145	40,800,718

	Belgium (0.28%)
1,934,375	Deceuninck (c)(1)	48,605,944	61,692,243

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—Non-U.S.—(continued)

	Brazil (0.26%)
621,045	Petroleo Brasileiro SA ADR (3)	$35,187,758	$55,409,635

	Canada (0.18%)
2,222,250	IAMGOLD Corporation (12)	16,750,353	18,043,439
928,764	Yellow Pages Income Fund (10)	10,280,156	11,780,795
267,580	Aber Diamond Corporation (9)	7,505,476	9,682,560

		34,535,985	39,506,794

	Chile (0.05%)
7,000,000	Quinenco SA (8)	4,366,596	11,654,457

	France (11.19%)
4,982,292	Sodexho Alliance SA (1)	138,146,328	398,164,267
1,936,669	Wendel Investissement (7)	45,948,706	334,353,198
7,993,465	Vivendi Universal SA (10)	218,330,383	331,685,017
3,048,520	Sanofi-Aventis (6)	263,775,874	280,974,644
2,096,866	L’Oréal SA (2)	156,316,374	252,376,070
2,659,340	Rémy Cointreau SA (2)	90,306,235	195,233,950
1,191,660	Essilor International SA (6)	53,179,627	144,207,913
477,000	Neopost SA (8)	27,488,265	69,587,831
1,845,270	Télévision Française 1 SA (10)	49,822,551	63,765,159
812,780	Société BIC SA (8)	37,250,187	59,614,280
753,240	Total SA (3)	50,116,182	56,029,148
52,143	Société Sucrière de Pithiviers-le-Vieil (c)(2)	27,198,161	48,500,491
288,260	Financière Marc de Lacharrière SA (7)	11,115,914	31,103,874
157,620	Guyenne et Gascogne SA (2)	17,078,217	26,592,037
443,640	Trigano SA (1)	20,272,620	25,298,233
326,070	Zodiac SA (8)	17,708,998	25,158,539
133,493	Robertet SA (2)	17,101,230	24,075,040
42,252	Robertet SA C.I. (2)	800,508	5,511,295
297,640	Carrefour SA (2)	13,716,176	23,021,884
92,987	Gaumont SA (10)	5,094,361	8,649,129
70,000	NSC Groupe (c)(8)	12,400,388	8,174,612
385,000	Sabeton SA (c)(7)	4,841,233	6,415,397
17,845	Société Foncière Financière et de Participations (7)	3,933,965	5,488,933

		1,281,942,483	2,423,980,941

	Germany (1.54%)
1,795,985	Fraport AG (16)	63,995,064	131,213,437
735,000	Hornbach Holding AG Pfd. (14)	46,863,613	100,339,780
1,339,022	Bertelsmann AG D.R.C. (10)	33,453,689	45,676,857

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—Non-U.S.—(continued)

	Germany—(continued)
122,017	Axel Springer AG (10)	$10,752,483	$23,115,315
168,299	Hornbach Baumarkt AG (14)	8,109,997	12,504,993
588,770	Deutsche Telekom AG (15)	9,348,129	10,759,815
89,094	Pfeiffer Vacuum Technology AG (8)	5,649,179	9,217,945

		178,172,154	332,828,142

	Hong Kong (0.72%)
7,424,650	Guoco Group Limited (7)	67,965,963	107,637,326
23,438,970	Shaw Brothers (Hong Kong) Limited (c)(10)	22,914,297	46,385,617
21,500,000	City e-Solutions Limited (c)(1)	971,287	2,886,035

		91,851,547	156,908,978

	India (0.31%)
2,325,000	Tata Motors Limited (1)	23,275,395	42,582,988
1,001,999	Nestlé India Limited (2)	12,190,035	24,598,959

		35,465,430	67,181,947

	Italy (1.35%)
9,359,358	Italcementi S.p.A. RNC (9)	116,123,429	196,737,744
749,761	Italmobiliare S.p.A. RNC (9)	49,758,438	76,077,926
2,102,593	Gewiss S.p.A. (8)	12,927,323	18,666,873

		178,809,190	291,482,543

	Japan (9.17%)
4,398,720	Toyota Motor Corporation (1)	186,574,988	269,602,532
105,778	NTT DoCoMo Inc. (15)	167,978,936	181,566,524
2,834,500	Ono Pharmaceutical Company, Limited (6)	117,113,840	157,590,890
4,730,670	Shimano Inc. (1)	76,202,367	156,064,974
3,256,800	Secom Company, Limited (8)	124,614,050	147,800,854
18,858,500	Aioi Insurance Company, Limited (4)	64,447,332	128,376,124
2,424,800	Astellas Pharma Inc. (6)	102,687,996	106,591,309
12,000,000	NIPPONKOA Insurance Company, Limited (4)	54,518,219	100,577,744
820,600	Hirose Electric Company, Limited (15)	98,740,813	100,384,878
2,658,300	Kose Corporation (2)	82,826,744	74,342,477
3,468,480	Toho Company, Limited (10)	49,442,993	68,393,790
3,023,950	Matsushita Electric Industrial Company, Limited (1)	61,378,156	58,868,657
3,360,500	T. Hasegawa Company, Limited (c)(2)	51,177,359	54,643,649
1,174,000	Meitec Corporation (8)	37,658,299	38,435,401
1,379,100	Shimachu Company, Limited (14)	32,950,108	37,644,361
1,030,560	Takefuji Corporation (4)	40,886,650	34,688,531

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—Non-U.S.—(continued)

	Japan—(continued)
1,429,600	Chofu Seisakusho Company, Limited (1)	$27,525,671	$31,900,561
558,600	Canon Inc. (15)	19,299,690	31,571,213
2,325,292	Nissin Healthcare Food Service Company, Limited (2)	34,422,414	29,808,441
407,830	Mabuchi Motor Company, Limited (15)	24,369,065	25,474,435
1,416,550	Cosel Company Limited (8)	24,249,887	24,492,805
1,051,300	Aderans Company, Limited (2)	24,356,774	23,591,091
1,680,500	Mitsui Sumitomo Insurance Company, Limited (4)	13,640,866	21,008,009
1,203,640	MISUMI Group Inc. (8)	21,293,047	20,861,884
88,400	Keyence Corporation (15)	20,921,045	19,777,677
1,461,800	Seikagaku Corporation (6)	15,027,976	15,972,947
865,600	Circle K Sunkus Company, Limited (2)	15,698,101	14,930,386
201,700	Olympus Corporation (6)	3,965,040	7,093,193
171,600	Shoei Company, Limited (7)	491,308	4,798,995

		1,594,459,734	1,986,854,332

	Mexico (0.69%)
10,693,250	Industrias Peñoles, SA de C.V. (12)	22,816,662	132,649,947
4,998,530	Embotelladoras Arca SA de C.V. (2)	9,033,938	17,842,414

		31,850,600	150,492,361

	Netherlands (0.85%)
3,140,243	Heineken Holding NV (2)	87,042,407	146,387,014
473,438	Koninklijke Grolsch NV (2)	12,444,932	20,983,640
459,660	Telegraaf Media Groep NV (10)	5,946,528	15,739,613

		105,433,867	183,110,267

	Singapore (0.56%)
15,352,000	Fraser & Neave Limited (2)	17,188,748	54,559,742
3,238,180	United Overseas Bank Limited (4)	41,783,813	45,606,668
13,467,250	ComfortDelgro Corporation Limited (16)	3,279,184	20,296,820

		62,251,745	120,463,230

	South Africa (0.70%)
2,876,557	Harmony Gold Mining Company, Limited ADR (a)(12)	35,612,421	45,679,725
1,000,000	Harmony Gold Mining Company, Limited (a)(12)	4,591,642	16,083,657
2,493,580	Gold Fields Limited ADR (12)	39,590,611	44,809,633
749,210	Gold Fields Limited (12)	2,173,737	13,654,291
2,196,621	Mvelaphanda Resources Limited (a)(12)	5,960,771	18,076,096
297,200	Anglogold Ashanti Limited ADR (12)	10,868,897	13,246,204

		98,798,079	151,549,606

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—Non-U.S.—(continued)

	South Korea (5.08%)
684,330	Samsung Electronics Company, Limited Pfd. (15)	$151,360,619	$323,823,574
205,920	Samsung Electronics Company, Limited (15)	140,981,608	126,971,834
11,397,986	SK Telecom Company, Limited ADR (15)	255,553,930	283,011,992
1,219,582	KT&G Corporation (2)	42,375,311	87,908,424
51,900	Lotte Confectionery Company, Limited (2)	21,157,499	64,840,155
65,500	Nam Yang Dairy Products Company, Limited (c)(2)	14,805,002	63,325,814
428,220	SK Corporation (3)	26,156,629	46,920,657
1,933,810	Kangwon Land Inc. (1)	33,686,564	40,092,956
424,880	GS Holdings Corporation (7)	13,654,172	19,374,966
1,589,160	Daeduck GDS Company, Limited (c)(15)	14,042,994	15,756,737
1,869,420	Daeduck Electronics Company, Limited (15)	13,292,480	15,322,456
10,360	Lotte Chilsung Beverage Company, Limited (2)	5,901,967	13,410,463

		732,968,775	1,100,760,028

	Spain (0.69%)
1,588,510	Corporacion Financiera Alba SA (7)	32,338,648	122,369,184
404,740	Altadis SA (2)	11,620,281	26,673,282

		43,958,929	149,042,466

	Switzerland (5.66%)
4,106,230	Pargesa Holding SA (7)	267,037,696	447,550,141
1,019,173	Nestlé SA (2)	285,931,385	405,261,705
2,880,055	Kuehne & Nagel International AG (16)	42,884,767	264,731,123
21,200	Lindt & Spruengli AG PC (c)(2)	8,190,224	58,864,484
310	Lindt & Spruengli AG (2)	2,394,516	9,326,979
39,740	Edipresse SA (10)	10,811,874	20,586,407
695,710	Micronas Semiconductor Holding AG (a)(15)	23,558,965	14,444,704
92,907	Schindler Holding PC (8)	2,572,400	5,979,468

		643,381,827	1,226,745,011

	Taiwan (0.17%)
39,793,844	Phoenixtec Power Company, Limited (c)(8)	41,374,405	36,132,244

	Thailand (0.24%)
13,202,650	Bangkok Bank Public Company Limited (4)	42,654,544	41,762,516
448,850	Bangkok Bank Public Company Limited NVDR (4)	1,038,187	1,458,520
577,000	The Oriental Hotel Public Company, Limited (1)	2,636,472	8,362,559

		46,329,203	51,583,595

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—Non-U.S.—(continued)

	United Kingdom (1.86%)
21,293,298	Tesco Plc (2)	$123,750,340	$196,977,582
1,768,290	Anglo American Plc (12)	37,846,453	94,398,305
19,810,953	Vodafone Group Plc (15)	41,381,864	56,861,643
1,375,000	Amdocs Limited (a)(15)	29,218,760	50,531,250
302,399	Millennium & Copthorne Hotel Plc (1)	1,561,886	4,391,158

		233,759,303	403,159,938

	Miscellaneous (0.12%)
1,375,000	Banco Latinoamericano de Exportaciones SA ADR (4)	22,535,552	26,936,250

	Total Common and Preferred Stocks—Non U.S.	5,570,612,251	9,068,275,726

Ounces

	Commodities (3.06%)
979,231	Gold bullion (a)	512,910,720	663,478,020

Principal Amount

	Notes, Bonds and Convertible Bonds (5.18%)

	U.S. Treasury Notes (1.50%)
$10,000,000	U.S. Treasury Zero Coupon Strip due 11/15/2007 (a)(5)	9,686,751	9,750,190
38,698,240	U.S. Treasury Inflation Index Note 4¼% due 1/15/2010 (h)(5)	39,567,685	41,103,297
266,593,000	U.S. Treasury Note 5 1/8% due 6/30/2011 (5)	266,956,096	272,831,010

		316,210,532	323,684,497

	U.S. Dollar Bonds and Notes (0.77%)
2,750,000	Westpoint Stevens Inc. 7 7/8% due 6/15/2005 (a)(d)(e)(g)(1)	2,504,977	275
3,500,000	Computer Associates International Inc. 6½% due 4/15/2008 (15)	3,358,507	3,543,572
4,850,000	Crescent Real Estate Equities Company 9¼% due 4/15/2009 (13)	4,877,004	4,965,188
13,500,000	GATX Corporation 8 7/8% due 6/01/2009 (4)	13,169,698	14,447,876
4,910,000	American Standard Companies Inc. 8¼% due 6/01/2009 (8)	5,019,142	5,179,466
3,728,000	Columbus McKinnon Corporation 10% due 8/01/2010 (8)	3,774,191	3,974,980
20,500,000	Tyco International Group SA 6¾% due 2/15/2011 (8)	18,253,187	21,827,560
6,900,000	Briggs & Stratton Corporation 8 7/8% due 3/15/2011 (1)	7,133,595	7,457,016
3,500,000	Toys ‘R’ Us, Inc. 7 5/8% due 8/01/2011 (14)	3,438,832	3,412,500
28,930,000	Blount International Inc. 8 7/8% due 8/01/2012 (c)(8)	28,969,645	30,521,150
646,000	Manitowoc Company Inc. 10½% due 8/01/2012 (8)	646,000	689,605
15,145,000	Tronox Worldwide LLC 9½% due 12/01/2012 (9)	15,596,817	16,280,875
12,522,000	Sirius Satellite Radio Inc. 9 5/8% due 8/01/2013 (10)	12,228,985	12,584,610
1,550,655	Avis Budget Car Rental LLC 7 5/8% due 5/15/2014 (b)(8)	1,518,705	1,589,421

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Principal Amount			Cost (Note 1)	Value (Note 1)

		Notes, Bonds and Convertible Bonds—(continued)

		U.S. Dollar Bonds and Notes—(continued)
	$11,681,000	Valassis Communications, Inc 8¼% due 3/01/2015 (b)(10)	$11,565,298	$11,534,987
	2,469,000	Lear Corporation 8¾% due 12/01/2016 (1)	2,426,979	2,416,534
	2,000,000	Legrand SA 8½% due 2/15/2025 (8)	1,956,357	2,360,000
	4,200,000	Bausch & Lomb Inc. 7 1/8% due 8/01/2028 (6)	3,550,387	4,268,632
	10,000,000	Christiania Bank Floating Rate Perpetual Notes (5 5/8% @ 4/30/2007) (4)	6,972,590	8,934,590
	3,500,000	Den Norske Bank Floating Rate Perpetual Notes (5.5875% @ 4/30/2007) (4)	2,622,359	2,990,985
	3,170,000	Den Norske Bank Floating Rate Perpetual Notes (5 5/8% @ 4/30/2007) (4)	2,109,210	2,744,500
	5,500,000	Bergen Bank Floating Rate Perpetual Notes (5½% @ 4/30/2007) (4)	3,926,297	4,702,500

			155,618,762	166,426,822

		Non U.S. Dollar Notes and Bonds (2.91%)
SGD	85,000,000	Singapore Government 2 5/8% due 10/01/2007 (5)	50,490,395	56,029,291
SGD	52,947,000	Singapore Government 2 3/8% due 10/01/2009 (5)	32,009,463	34,867,452
CAD	8,500,000	Shaw Communications Inc. 7.4% due 10/17/2007 (10)	5,433,975	7,772,272
HKD	205,000,000	Hong Kong Government 3.57% due 12/17/2007 (5)	26,501,773	26,158,384
HKD	199,650,000	Hong Kong Government 3.34% due 12/19/2008 (5)	25,436,186	25,287,962
HKD	44,250,000	Hong Kong Government 2.52% due 3/24/2009 (5)	5,566,257	5,511,588
EUR	2,959,000	Koninklijke Ahold NV 5 7/8% due 5/09/2008 (14)	3,030,760	4,100,153
GBP	15,000,000	EMI Group Plc 8¼% due 5/20/2008 (10)	24,143,376	31,052,298
EUR	1,500,000	EMI Group Plc 8 5/8% due 10/15/2013 (b)(10)	1,733,805	2,230,604
SEK	125,000,000	Sweden Government I/L 4.526% due 12/01/2008 (h)(5)	17,965,613	22,689,960
MYR	165,000,000	Malaysian Government 4.305% due 2/27/2009 (5)	43,706,111	48,950,370
MYR	37,014,000	Malaysian Government 3.756% due 4/28/2011 (5)	9,920,141	10,944,538
EUR	2,500,000	Independent News & Media Plc 5¾% due 5/17/2009 (10)	2,785,481	3,457,308
EUR	14,716,780	Republic of France O.A.T. I/L 3% due 7/25/2009 (h)(5)	13,046,693	20,527,636
EUR	105,636,156	Republic of France O.A.T. I/L 3% due 7/25/2012 (h)(5)	143,008,178	152,292,301
EUR	13,719,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	15,712,731	18,457,025
GBP	3,000,000	Marks & Spencer Group Plc 6 3/8% due 11/07/2011 (14)	5,108,918	6,064,943
EUR	37,300,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	44,038,327	54,703,488
EUR	57,200,000	UPC Holding BV 7¾% due 1/15/2014 (b)(10)	66,441,563	81,251,685
EUR	12,000,000	FINEL 9½% due 6/30/2017 (b)(d)(f )(g)(11)	14,474,400	8,195,100
EUR	15,000,000	FINEL 9½% due 10/15/2017 (b)(d)(f )(g)(11)	18,067,500	10,243,875

			568,621,646	630,788,233

		Total Notes, Bonds and Convertible Bonds	1,040,450,940	1,120,899,552

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Principal Amount		Cost (Note 1)	Value (Note 1)

	Short Term Investments (16.06%)
$25,000,000	7-Eleven Inc. 5.24% due 5/01/2007	$25,000,000	$25,000,000
14,437,000	7-Eleven Inc. 5.22% due 5/02/2007	14,434,907	14,434,907
21,000,000	7-Eleven Inc. 5.23% due 5/03/2007	20,993,898	20,993,898
30,000,000	7-Eleven Inc. 5.22% due 5/04/2007	29,986,950	29,986,950
11,150,000	7-Eleven Inc. 5.25% due 5/09/2007	11,136,992	11,136,992
20,000,000	7-Eleven Inc. 5.23% due 5/10/2007	19,973,850	19,973,850
24,200,000	7-Eleven Inc. 5.22% due 5/11/2007	24,164,910	24,164,910
12,000,000	7-Eleven Inc. 5.24% due 5/14/2007	11,977,293	11,977,293
22,000,000	7-Eleven Inc. 5.23% due 5/16/2007	21,952,058	21,952,058
23,000,000	7-Eleven Inc. 5.23% due 5/30/2007	22,903,100	22,903,100
21,800,000	7-Eleven Inc. 5.21% due 6/25/2007	21,626,478	21,626,478
25,000,000	HJ Heinz Company 5.33% due 5/01/2007	25,000,000	25,000,000
23,000,000	HJ Heinz Company 5.32% due 5/01/2007	23,000,000	23,000,000
25,000,000	HJ Heinz Company 5.32% due 5/02/2007	24,996,306	24,996,306
24,000,000	HJ Heinz Company 5.32% due 5/07/2007	23,978,720	23,978,720
20,000,000	HJ Heinz Company 5.32% due 5/11/2007	19,970,444	19,970,444
20,000,000	HJ Heinz Company 5.31% due 5/16/2007	19,955,750	19,955,750
20,000,000	HJ Heinz Company 5.32% due 5/31/2007	19,911,333	19,911,333
25,000,000	Kraft Foods Inc. 5.25% due 5/01/2007	25,000,000	25,000,000
30,000,000	Kraft Foods Inc. 5.29% due 5/11/2007	29,955,917	29,955,917
23,418,000	Kraft Foods Inc. 5.29% due 5/23/2007	23,342,295	23,342,295
25,000,000	Kraft Foods Inc. 5.25% due 5/31/2007	24,890,625	24,890,625
25,000,000	Merrill Lynch & Company Inc. 5.21% due 5/01/2007	25,000,000	25,000,000
25,000,000	Merrill Lynch & Company Inc. 5.20% due 5/11/2007	24,963,889	24,963,889
25,000,000	Merrill Lynch & Company Inc. 5.23% due 5/15/2007	24,949,153	24,949,153
16,978,000	Merrill Lynch & Company Inc. 5.23% due 5/16/2007	16,941,002	16,941,002
25,000,000	Merrill Lynch & Company Inc. 5.24% due 5/18/2007	24,938,139	24,938,139
25,000,000	Merrill Lynch & Company Inc. 5.20% due 5/21/2007	24,927,778	24,927,778
25,000,000	Merrill Lynch & Company Inc. 5.24% due 5/21/2007	24,927,222	24,927,222
25,000,000	Merrill Lynch & Company Inc. 5.20% due 6/08/2007	24,862,778	24,862,778
23,000,000	Merrill Lynch & Company Inc. 5.20% due 6/11/2007	22,863,789	22,863,789
20,000,000	Merrill Lynch & Company Inc. 5.20% due 6/22/2007	19,849,778	19,849,778
20,000,000	ConocoPhillips Company 5.31% due 5/01/2007	20,000,000	20,000,000
499,000	ConocoPhillips Company 5.35% due 5/01/2007	499,000	499,000
15,342,000	ConocoPhillips Company 5.32% due 5/02/2007	15,339,733	15,339,733
28,091,000	ConocoPhillips Company 5.30% due 5/03/2007	28,082,729	28,082,729
20,000,000	Dow Jones and Company 5.32% due 5/01/2007	20,000,000	20,000,000
8,628,000	Dow Jones and Company 5.31% due 5/14/2007	8,611,456	8,611,456
4,478,000	Dow Jones and Company 5.32% due 5/14/2007	4,469,397	4,469,397
12,000,000	Dow Jones and Company 5.30% due 5/25/2007	11,957,600	11,957,600
14,411,000	Dow Jones and Company 5.29% due 6/18/2007	14,309,354	14,309,354
17,500,000	Hitachi Limited 5.32% due 5/01/2007	17,500,000	17,500,000

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Principal Amount		Cost (Note 1)	Value (Note 1)

	Short Term Investments—(continued)
$30,000,000	Hitachi Limited 5.28% due 5/29/2007	$29,876,800	$29,876,800
20,000,000	Hitachi Limited 5.30% due 5/29/2007	19,917,556	19,917,556
15,834,000	Estée Lauder Inc. 5.25% due 5/01/2007	15,834,000	15,834,000
24,251,000	Estée Lauder Inc. 5.24% due 5/02/2007	24,247,470	24,247,470
18,000,000	Estée Lauder Inc. 5.25% due 5/03/2007	17,994,750	17,994,750
20,000,000	Estée Lauder Inc. 5.25% due 5/04/2007	19,991,250	19,991,250
19,000,000	Estée Lauder Inc. 5.25% due 5/07/2007	18,983,375	18,983,375
18,000,000	Estée Lauder Inc. 5.24% due 5/08/2007	17,981,660	17,981,660
14,400,000	L’Oréal SA 5.24% due 5/01/2007	14,400,000	14,400,000
28,672,000	L’Oréal SA 5.22% due 5/03/2007	28,663,685	28,663,685
20,000,000	L’Oréal SA 5.25% due 5/04/2007	19,991,250	19,991,250
28,450,000	L’Oréal SA 5.23% due 5/10/2007	28,412,802	28,412,802
12,500,000	L’Oréal SA 5.23% due 5/11/2007	12,481,840	12,481,840
25,000,000	L’Oréal SA 5.24% due 5/16/2007	24,945,417	24,945,417
9,500,000	L’Oréal SA 5.23% due 5/21/2007	9,472,397	9,472,397
20,000,000	L’Oréal SA 5.24% due 5/24/2007	19,933,172	19,933,172
12,696,000	Diageo Capital Plc 5.35% due 5/01/2007	12,696,000	12,696,000
14,140,000	Diageo Capital Plc 5.31% due 5/03/2007	14,135,829	14,135,829
25,000,000	Diageo Capital Plc 5.30% due 5/04/2007	24,988,958	24,988,958
25,000,000	Diageo Capital Plc 5.30% due 5/08/2007	24,974,236	24,974,236
25,000,000	Diageo Capital Plc 5.31% due 5/16/2007	24,944,687	24,944,687
30,038,000	Diageo Capital Plc 5.31% due 6/12/2007	29,851,915	29,851,915
9,981,000	Diageo Capital Plc 5.30% due 6/12/2007	9,919,284	9,919,284
20,000,000	Diageo Capital Plc 5.29% due 6/22/2007	19,847,178	19,847,178
42,700,000	BMW US Capital LLC 5.22% due 5/02/2007	42,693,809	42,693,809
30,000,000	BMW US Capital LLC 5.23% due 5/02/2007	29,995,642	29,995,642
13,390,000	BMW US Capital LLC 5.22% due 5/03/2007	13,386,117	13,386,117
25,000,000	BMW US Capital LLC 5.23% due 5/07/2007	24,978,208	24,978,208
18,590,000	BMW US Capital LLC 5.23% due 5/11/2007	18,562,993	18,562,993
27,302,000	BMW US Capital LLC 5.22% due 5/16/2007	27,242,618	27,242,618
24,198,000	BMW US Capital LLC 5.22% due 5/18/2007	24,138,352	24,138,352
20,000,000	BMW US Capital LLC 5.23% due 5/18/2007	19,950,606	19,950,606
20,317,000	BMW US Capital LLC 5.22% due 5/24/2007	20,249,243	20,249,243
25,000,000	Nestlé Capital Corporation 5.21% due 5/02/2007	24,996,382	24,996,382
20,000,000	Nestlé Capital Corporation 5.22% due 5/02/2007	19,997,100	19,997,100
25,000,000	Nestlé Capital Corporation 5.21% due 5/07/2007	24,978,292	24,978,292
25,000,000	Nestlé Capital Corporation 5.20% due 5/21/2007	24,927,778	24,927,778
23,700,000	Nestlé Capital Corporation 5.20% due 6/01/2007	23,593,877	23,593,877
32,642,000	Nestlé Capital Corporation 5.20% due 6/04/2007	32,481,692	32,481,692
16,634,000	NYSE Euronext, Inc. 5.24% due 5/02/2007	16,631,579	16,631,579
15,000,000	NYSE Euronext, Inc. 5.25% due 5/04/2007	14,993,438	14,993,438
20,000,000	NYSE Euronext, Inc. 5.23% due 5/09/2007	19,976,756	19,976,756

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Principal Amount		Cost (Note 1)	Value (Note 1)

	Short Term Investments—(continued)
$34,707,000	NYSE Euronext, Inc. 5.24% due 6/21/2007	$34,449,358	$34,449,358
25,000,000	NYSE Euronext, Inc. 5.225% due 6/22/2007	24,811,319	24,811,319
4,977,000	Honeywell International Inc. 5.21% due 5/02/2007	4,976,280	4,976,280
23,475,000	Honeywell International Inc. 5.21% due 5/03/2007	23,468,205	23,468,205
23,003,000	Honeywell International Inc. 5.23% due 5/04/2007	22,992,975	22,992,975
29,000,000	The Coca-Cola Company 5.22% due 5/03/2007	28,991,590	28,991,590
7,069,000	The Coca-Cola Company 5.20% due 5/11/2007	7,058,789	7,058,789
12,000,000	The Coca-Cola Company 5.20% due 5/24/2007	11,960,133	11,960,133
25,000,000	General Electric Capital Corporation 5.20% due 5/03/2007	24,992,778	24,992,778
25,000,000	General Electric Capital Corporation 5.20% due 5/08/2007	24,974,722	24,974,722
25,000,000	General Electric Capital Corporation 5.20% due 5/15/2007	24,949,444	24,949,444
25,000,000	General Electric Capital Corporation 5.20% due 5/24/2007	24,916,944	24,916,944
50,000,000	General Electric Capital Corporation 5.20% due 5/29/2007	49,797,778	49,797,778
25,000,000	General Electric Capital Corporation 5.20% due 6/08/2007	24,862,778	24,862,778
24,441,000	Shell Finance UK Plc 5.21% due 5/03/2007	24,433,926	24,433,926
12,100,000	Emerson Electric Company 5.23% due 5/03/2007	12,096,484	12,096,484
32,150,000	Cintas Corporation 5.24% due 5/04/2007	32,135,961	32,135,961
24,368,000	Dover Corporation 5.25% due 5/07/2007	24,346,678	24,346,678
30,000,000	Dover Corporation 5.24% due 5/29/2007	29,877,733	29,877,733
18,600,000	Clorox Company 5.30% due 5/07/2007	18,583,570	18,583,570
18,000,000	AT&T Corporation 5.24% due 5/07/2007	17,984,280	17,984,280
12,250,000	AT&T Corporation 5.23% due 5/08/2007	12,237,542	12,237,542
11,551,000	Pitney Bowes Inc. 5.21% due 5/08/2007	11,539,298	11,539,298
23,528,000	Pitney Bowes Inc. 5.21% due 5/10/2007	23,497,355	23,497,355
25,000,000	Pitney Bowes Inc. 5.21% due 5/11/2007	24,963,819	24,963,819
25,000,000	Procter and Gamble Company 5.23% due 5/09/2007	24,970,944	24,970,944
30,000,000	Procter and Gamble Company 5.25% due 5/23/2007	29,903,750	29,903,750
25,000,000	Procter and Gamble Company 5.23% due 5/23/2007	24,920,097	24,920,097
25,000,000	Procter and Gamble Company 5.22% due 5/30/2007	24,894,875	24,894,875
25,000,000	Procter and Gamble Company 5.23% due 5/31/2007	24,891,042	24,891,042
25,000,000	Procter and Gamble Company 5.22% due 6/05/2007	24,873,125	24,873,125
25,000,000	Procter and Gamble Company 5.23% due 6/07/2007	24,865,618	24,865,618
24,661,000	Procter and Gamble Company 5.22% due 6/18/2007	24,489,359	24,489,359
21,384,000	Procter and Gamble Company 5.23% due 6/22/2007	21,222,456	21,222,456
25,000,000	Pearson Holdings Inc. 5.31% due 5/09/2007	24,970,500	24,970,500
30,000,000	Pearson Holdings Inc. 5.31% due 5/14/2007	29,942,475	29,942,475
14,665,000	Siemens AG 5.23% due 5/09/2007	14,647,956	14,647,956
50,000,000	Siemens AG 5.25% due 5/10/2007	49,934,375	49,934,375
29,380,000	Siemens AG 5.23% due 5/29/2007	29,260,489	29,260,489
25,000,000	Siemens AG 5.24% due 6/01/2007	24,887,194	24,887,194
27,312,000	Siemens AG 5.24% due 6/11/2007	27,149,008	27,149,008
29,201,000	Siemens AG 5.24% due 6/12/2007	29,022,485	29,022,485

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Principal Amount		Cost (Note 1)		Value (Note 1)

	Short Term Investments—(continued)
$13,000,000	Siemens AG 5.22% due 6/19/2007	$12,907,635		$12,907,635
59,241,000	Hewlett Packard Company 5.25% due 5/10/2007	59,163,246		59,163,246
26,200,000	Hewlett Packard Company 5.25% due 5/14/2007	26,150,329		26,150,329
25,000,000	Hewlett Packard Company 5.23% due 5/14/2007	24,952,785		24,952,785
25,000,000	Hewlett Packard Company 5.25% due 5/15/2007	24,948,958		24,948,958
25,000,000	Hewlett Packard Company 5.25% due 5/18/2007	24,938,139		24,938,139
23,500,000	PepsiCo, Inc. 5.20% due 5/10/2007	23,469,450		23,469,450
25,000,000	European Investment Bank 5.20% due 5/11/2007	24,963,889		24,963,889
17,000,000	Unilever Capital Corporation 5.21% due 5/11/2007	16,975,397		16,975,397
20,000,000	Unilever Capital Corporation 5.20% due 5/14/2007	19,962,444		19,962,444
20,000,000	Unilever Capital Corporation 5.20% due 5/15/2007	19,959,556		19,959,556
12,146,000	Unilever Capital Corporation 5.20% due 5/25/2007	12,103,894		12,103,894
13,000,000	Henkel Corporation 5.27% due 5/16/2007	12,971,454		12,971,454
10,023,000	Starbucks Corporation 5.30% due 5/16/2007	10,000,866		10,000,866
20,000,000	Starbucks Corporation 5.30% due 6/01/2007	19,908,722		19,908,722
25,000,000	Starbucks Corporation 5.30% due 6/04/2007	24,874,861		24,874,861
25,000,000	Starbucks Corporation 5.30% due 6/05/2007	24,871,181		24,871,181
25,000,000	Air Products and Chemicals Inc. 5.23% due 5/18/2007	24,938,257		24,938,257
30,000,000	The Sherwin Williams Company 5.32% due 5/23/2007	29,902,467		29,902,467
27,670,000	The Sherwin Williams Company 5.32% due 5/30/2007	27,551,419		27,551,419
25,000,000	RaboBank USA Finance Corporation 5.23% due 5/23/2007	24,920,097		24,920,097
25,000,000	RaboBank USA Finance Corporation 5.26% due 5/25/2007	24,912,333		24,912,333
25,000,000	RaboBank USA Finance Corporation 5.24% due 6/05/2007	24,872,639		24,872,639
25,000,000	Time Warner 5.33% due 5/24/2007	24,914,868		24,914,868
25,000,000	Time Warner 5.34% due 5/30/2007	24,892,458		24,892,458
20,000,000	Time Warner 5.32% due 6/01/2007	19,908,378		19,908,378
7,764,000	Time Warner 5.33% due 6/13/2007	7,714,571		7,714,571
20,000,000	Johnson & Johnson 5.20% due 5/25/2007	19,930,667		19,930,667
20,000,000	Johnson & Johnson 5.18% due 6/06/2007	19,896,400		19,896,400
20,000,000	Caterpillar Financial Services Corporation 5.20% due 6/05/2007	19,898,889		19,898,889
15,000,000	Export Development Corporation 5.18% due 6/15/2007	14,902,875		14,902,875

	Total Short-Term Investments	3,479,429,227		3,479,429,227

	Total Investments (100.10%)	$16,413,424,733	*	21,683,621,040	**

	Liabilities in excess of other assets (–0.10%)			(22,373,253)

	Net Assets (100.00%)			$21,661,247,787

*	At April 30, 2007 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of securities at April 30, 2007 were $5,368,919,092 and $98,722,785 respectively (net appreciation was $5,270,196,307).

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Foreign Currencies	Sector/Industry Classifications		Percent of Net Assets

CAD — Canadian dollar	(1)	Consumer Discretionary	7.42%
EUR — euro	(2)	Consumer Staples	9.63%
GBP — pound sterling	(3)	Energy	4.26%
HKD — Hong Kong dollar	(4)	Financials	2.01%
MYR —Malaysian ringgit	(5)	Government Issues	3.36%
SEK — Swedish krona	(6)	Health Care	6.32%
SGD — Singapore dollar	(7)	Holding Companies	7.47%
	(8)	Industrials	6.18%
	(9)	Materials	1.41%
	(10)	Media	11.40%
	(11)	Paper and Forest Products	2.08%
	(12)	Precious Metals	5.41%
	(13)	Real Estate	0.09%
	(14)	Retail	4.70%
	(15)	Technology and Telecommunications	10.19%
	(16)	Transportation	1.92%
	(17)	Utilities	0.19%

(a)	Non-income producing security/commodity.
(b)

All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the six months ended April 30, 2007.

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

	Purchases		Sales		Realized Gain/Loss	Dividend Income

Affiliate	Shares	Cost	Shares	Cost

Blount International, Inc.	505,180	$5,831,104	—	—	—	—
City e-Solutions Limited	—	—	—	—	—	$165,100
Conbraco Industries, Inc.	—	—	—	—	—	—
Daeduck GDS Company, Limited	—	—				428,117
Deceuninck	—	—	—	—	—	—
Lindt & Spruengli AG PC	—	—	—	—	—	—
Mills Music Trust	—	—	—	—	—	38,252
Nam Yang Dairy Products Company Limited	—	—	—	—	—	55,878
NSC Groupe	—	—	—	—	—	—
Phoenixtec Power Company, Limited	8,131,340	8,617,452				—
Rayonier Inc.	—	—	251,850	$6,433,928	$3,400,514	5,322,733
Sabeton SA	—	—	—	—	—	—
Shaw Brothers (Hong Kong) Limited	—	—	864,400	1,247,052	320,125	150,289
Société Sucrière de Pithiviers-le-Vieil	—	—	—	—	—	—
T. Hasegawa Company, Limited	—	—	—	—	—	264,954

(d)	Security for which there is less than three market makers.
(e)	In default as to principal and/or interest.
(f)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2007 is shown below.

Security	Acquisition Date	Cost	CarryingValue Per Share/Principal

Kaiser Ventures LLC	6/24/1993	—	$ 2.87
FINEL 9½% due 6/30/2017	6/22/2005	$14,474,400	0.68
FINEL 9½% due 10/15/2017	10/11/2005	18,067,500	0.68
LandCo LLC	9/06/2006	669,030	3.48

(g)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.09% of net assets.
(h)	Inflation protected security.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE OVERSEAS FUND	Data as of April 30, 2007 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management’s research-driven process seeks to minimize risk by focusing on undervalued securities.

ASSET ALLOCATION

COUNTRIES

France	20.01%	Thailand	0.55%
Japan	17.43%	Belgium	0.54%
Switzerland	7.76%	Brazil	0.54%
South Korea	7.37%	Australia	0.35%
United Kingdom	4.89%	Chile	0.33%
United States	4.27%	India	0.27%
Germany	3.25%	Malaysia	0.26%
Netherlands	2.90%	Taiwan	0.26%
Singapore	2.79%	Ireland	0.25%
Italy	2.32%	New Zealand	0.16%
Hong Kong	1.77%	Other	0.36%
Spain	1.57%
Canada	1.32%
Mexico	1.17%
South Africa	0.68%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	14.86%	21.37%	16.13%
with sales load	9.12%	20.13%	15.69%
MSCI EAFE Index	19.81%	16.64%	8.72%
Consumer Price Index	2.57%	2.82%	2.58%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (precious metal)	3.29%
Sodexho Alliance SA (French food management services provider)	2.64%
Wendel Investissement (French holding company)	2.63%
Nestlé SA (Swiss food manufacturer)	2.62%
Samsung Electronics Company, Limited (CS & Pfd.)	2.34%
(South Korean electronics company)
Pargesa Holding SA (Swiss diversified financials company)	2.31%
Tesco PLC (U.K. food retailer)	1.93%
Toyota Motor Corporation (Japanese automobile manufacturer)	1.81%
Kuehne & Nagel International AG (Swiss transportation company)	1.79%
Vivendi Universal SA (French multimedia company)	1.77%

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks (75.23%)

	Australia and New Zealand (0.51%)
10,159,750	Spotless Group Limited (8)	$29,526,239	$42,579,634
3,510,035	News & Media NZ Limited exchangeable preference shares (10)	8,930,367	15,706,926
5,750,000	Tasman Farms (a)(c)(2)	1,054,354	3,242,977

		39,510,960	61,529,537

	Belgium (0.54%)
2,027,619	Deceuninck (c)(1)	47,275,994	64,666,037

	Brazil (0.54%)
718,436	Petroleo Brasiliero SA ADR (3)	33,865,845	64,098,860

	Canada (1.19%)
905,890	EnCana Corporation (3)	18,012,558	47,513,930
1,958,530	Yellow Pages Income Fund (10)	21,732,860	24,842,737
525,720	Aber Diamond Corporation (9)	10,955,057	19,023,528
2,289,690	IAMGOLD Corporation (12)	12,693,787	18,591,014
4,320,120	Catalyst Paper Corporation (a)(11)	12,912,434	13,485,151
488,940	Goldcorp Inc. (12)	10,453,513	11,900,800
368,832	Calfrac Well Services Limited (3)	5,929,246	7,040,900
50,000	Metallica Resources Inc. (a)(12)	59,469	252,605

		92,748,924	142,650,665

	Chile (0.33%)
23,753,000	Quinenco SA (8)	15,508,046	39,546,903

	Commonwealth of Independent States (0.00%)
100,000	First NIS Regional Fund SICAV (b)(7)	1,000,000	125,000
9,000	Baltic Republic Fund (d)(7)	185,750	6,750

		1,185,750	131,750

	Denmark (0.03%)
34,970	Carlsberg A/S, ‘A’ (2)	1,486,796	3,679,770

	France (17.82%)
3,951,834	Sodexho Alliance SA (1)	114,669,819	315,814,305
1,824,045	Wendel Investissement (7)	41,402,496	314,909,403
5,106,860	Vivendi Universal SA (10)	126,916,602	211,906,720
1,693,010	Sanofi-Aventis (6)	147,071,165	156,040,597
1,265,000	Essilor International SA (6)	55,902,323	153,083,102
1,211,453	L’Oréal SA (2)	90,179,023	145,808,911
1,746,274	Rémy Cointreau SA (2)	52,879,790	128,201,723
617,100	Neopost SA (8)	23,484,142	90,026,521
926,440	Total SA (3)	62,614,554	68,912,490

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)

	France—(continued)
545,757	Laurent-Perrier (c)(2)	$18,064,140	$65,448,069
1,725,950	Télévision Française 1 SA (10)	50,143,894	59,641,937
172,220	Société Foncière Financière et de Participations (7)	22,591,007	52,973,050
709,620	Société BIC SA (8)	28,236,877	52,047,891
600,100	Carrefour SA (2)	27,697,271	46,416,586
540,680	Zodiac SA (8)	29,937,796	41,717,175
227,140	Robertet SA (c)(2)	19,306,879	40,963,980
51,500	Robertet SA C.I. (2)	2,151,628	6,717,592
38,750	Société Sucrière de Pithiviers-le Vieil (c)(2)	15,309,438	36,043,074
619,193	Trigano SA (1)	29,362,325	35,309,009
297,038	Financière Marc de Lacharrière SA (7)	9,573,875	32,051,039
275,200	Gaumont SA (10)	13,994,449	25,597,559
232,825	Carbone Lorraine SA (8)	10,155,943	15,388,215
62,760	Spir Communication (10)	9,458,826	9,497,859
53,042	Guyenne et Gascogne SA (2)	8,687,115	8,948,705
300,000	Frégate SAS 2% Conv. Pfd due 3/31/2013 (a)(d)(e)(f)(7)	3,620,400	6,945,675
3,593,581	FINEL (b)(c)(d)(e)(f)(h)(11)	9,152,131	3,975,717
26,499	NSC Groupe (8)	4,385,060	3,094,558
1,000	Société Vermandoise de Sucreries (2)	854,846	1,802,922
100,000	Sabeton SA (7)	1,463,142	1,666,337
20,000	Didot-Bottin SA (7)	1,934,129	1,559,801

		1,031,201,085	2,132,510,522

	Germany (3.25%)
797,702	Pfeiffer Vacuum Technology AG (c)(8)	28,120,856	82,532,752
538,342	Hornbach Holding AG Pfd. (14)	34,066,537	73,492,677
917,125	Fraport AG (16)	35,695,044	67,004,526
255,000	Axel Springer AG (10)	13,458,494	48,308,066
1,360,272	Bertelsmann AG D.R.C. (10)	30,636,684	46,401,740
1,644,040	Singulus Technologies (a)(8)	20,586,775	25,441,651
1,300,860	Deutsche Telekom AG (15)	20,756,276	23,773,311
297,830	Grenkeleasing AG (4)	13,084,379	15,051,271
61,840	Vossloh AG (16)	3,206,923	6,419,276

		199,611,968	388,425,270

	Hong Kong (1.49%)
6,776,030	Guoco Group Limited (7)	49,652,331	98,234,092
17,482,440	Shaw Brothers (Hong Kong) Limited (10)	15,754,118	34,597,671
7,000,000	Hopewell Holdings Limited (13)	7,763,618	30,918,609
10,000,000	SmarTone Telecommunications Holdings Limited (15)	11,260,665	11,518,572
11,250,000	City e-Solutions Limited (1)	336,425	1,510,135
9,751,500	China-Hong Kong Photo Products Holdings Limited (1)	713,751	1,084,587

		85,480,908	177,863,666

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)

	India (0.27%)
1,150,000	Tata Motors Limited (1)	$11,635,888	$21,062,553
482,001	Nestlé India Limited (2)	6,511,864	11,833,069

		18,147,752	32,895,622

	Indonesia (0.02%)
4,500,000	PT Bat Indonesia Tbk (a)(c)(2)	4,735,462	2,401,518

	Italy (2.32%)
5,980,696	Italcementi S.p.A. RNC (9)	61,829,953	125,716,811
993,471	Italmobiliare S.p.A. RNC (9)	31,391,056	100,522,925
5,724,685	Gewiss S.p.A. (8)	21,171,273	50,823,897

		114,392,282	277,063,633

	Japan (17.43%)
3,526,770	Toyota Motor Corporation (1)	151,785,228	216,159,729
5,398,500	Shimano Inc. (c)(1)	95,184,798	178,096,709
88,168	NTT DoCoMo Inc. (15)	139,871,932	151,339,195
2,163,300	Ono Pharmaceutical Company, Limited (6)	86,404,967	120,273,901
941,180	Hirose Electric Company, Limited (15)	112,433,956	115,135,559
16,125,200	Aioi Insurance Company, Limited (4)	55,958,202	109,769,636
11,956,430	NIPPONKOA Insurance Company, Limited (4)	58,951,532	100,212,563
1,881,600	Secom Company, Limited (8)	74,592,577	85,391,208
1,845,120	Astellas Pharma Inc. (6)	78,129,931	81,109,269
2,737,900	Kose Corporation (2)	81,592,622	76,568,584
3,345,110	Matsushita Electric Industrial Company, Limited (1)	67,898,029	65,120,830
2,271,850	Nitto Kohki Company, Limited (c)(8)	38,484,456	49,553,456
2,924,991	T. Hasegawa Company, Limited (c)(2)	38,402,243	47,562,024
1,344,220	Meitec Corporation (8)	42,926,006	44,008,207
2,029,810	Toho Company, Limited (10)	20,431,118	40,025,141
3,189,600	Mitsui Sumitomo Insurance Company, Limited (4)	15,084,508	39,873,338
1,141,400	Takefuji Corporation (4)	45,646,468	38,419,392
2,104,520	Cosel Company Limited (c)(8)	35,161,923	36,388,125
1,760,700	Ariake Japan Company, Limited (c)(2)	38,204,234	36,340,329
1,529,900	Fuji Seal International, Inc. (c)(9)	37,631,180	31,192,385
1,656,100	MISUMI Group Inc. (8)	29,188,227	28,704,069
168,500	Nippon Television Network Corporation (10)	23,265,276	27,878,757
1,221,200	Chofu Seisakusho Company, Limited (1)	19,259,102	27,250,255
450,000	Canon Inc. (15)	15,750,090	25,433,308
936,347	Mandom Corporation (2)	15,567,941	23,990,805
1,776,856	Nissin Healthcare Food Service Company, Limited (2)	30,445,371	22,777,916
807,000	Shimachu Company, Limited (14)	16,965,249	22,028,134
578,480	Olympus Corporation (6)	13,889,794	20,343,431

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)

	Japan—(continued)
303,200	Mabuchi Motor Company, Limited (15)	$18,025,224	$18,938,893
1,510,300	Seikagaku Corporation (6)	9,933,945	16,502,901
69,800	Keyence Corporation (15)	16,499,217	15,616,311
798,380	Chudenko Corporation (8)	12,166,734	14,873,947
100,000	ASAHI Broadcasting Corporation (10)	6,141,481	14,401,742
427,500	SK Kaken Company, Limited (8)	7,390,751	13,423,135
594,300	Aderans Company, Limited (2)	11,805,545	13,336,046
458,160	Icom Inc. (15)	11,770,563	12,966,431
746,370	Circle K Sunkus Company, Limited (2)	13,694,782	12,873,836
883,430	Maezawa Kasei Industries Company, Limited (c)(8)	15,542,353	12,493,622
491,690	Matsumoto Yushi-Seiyaku Company, Limited (9)	11,925,588	11,733,371
1,021,590	Sansei Yusoki Company, Limited (c)(8)	9,065,229	9,409,269
284,350	Shoei Company, Limited (7)	1,376,325	7,952,181
1,057,700	The Tokushima Bank, Limited (4)	7,136,044	7,102,700
1,142,300	Okumura Corporation (8)	5,834,050	6,408,281
505,900	Yomeishu Seizo Company, Limited (2)	3,245,209	4,994,190
175,600	As One Corporation (6)	4,732,542	4,881,454
740,600	Shingakukai Company, Limited (1)	6,189,623	4,371,791
211,364	Nagaileben Company, Limited (6)	4,361,527	4,282,851
423,700	Tachi-S Company, Limited (1)	3,263,755	4,079,838
122,100	Milbon Company, Limited (2)	3,584,409	3,782,718
325,000	Sonton Food Industry Company, Limited (2)	3,298,777	3,181,152
296,400	Daiichikosho Company, Limited (10)	3,018,335	3,035,227
120,600	Doshisha Corporation, Limited (1)	2,390,102	2,216,503
37,100	Tachihi Enterprise Company, Limited (13)	1,374,762	1,693,000

		1,672,873,832	2,085,497,645

	Mexico (1.17%)
6,510,750	Industrias Peñoles, SA de C.V. (12)	6,770,859	80,765,964
10,734,970	Grupo Modelo SA de C.V. (2)	39,834,954	55,478,262
76,300	Grupo Aeroportuario del Pacifico SA de C.V. ADR (16)	1,602,300	3,450,286

		48,208,113	139,694,512

	Netherlands (2.11%)
2,668,019	Heineken Holding NV (2)	68,378,321	124,373,602
564,948	Hal Trust NV (7)	16,178,190	58,644,201
1,000,000	Koninklijke Grolsch NV (c)(2)	23,826,083	44,321,832
749,740	Telegraaf Media Groep NV (10)	12,970,532	25,672,492

		121,353,126	253,012,127

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)

	Singapore (2.34%)
16,074,650	Haw Par Corporation Limited (c)(8)	$42,645,819	$82,518,194
16,894,470	Fraser & Neave Limited (2)	20,786,880	60,041,553
3,132,020	United Overseas Land Limited (7)	40,462,665	44,111,506
16,750,000	Singapore Airport Terminal Services Limited (16)	20,204,311	35,275,922
10,000,000	United Overseas Bank Limited (4)	12,162,423	31,985,258
17,549,625	ComfortDelgro Corporation Limited (16)	6,946,456	26,449,466

		143,208,554	280,381,899

	South Africa (0.68%)
1,828,980	Gold Fields Limited ADR (12)	22,367,834	32,866,771
1,591,010	Harmony Gold Mining Company, Limited ADR (a)(12)	17,567,971	25,265,239
1,924,577	Mvelaphanda Resources Limited (a)(12)	5,831,676	15,837,434
170,510	AngloGold Ashanti Limited ADR (12)	6,235,721	7,599,631

		52,003,202	81,569,075

	South Korea (7.37%)
437,510	Samsung Electronics Company, Limited Pfd. (15)	80,372,730	207,028,848
118,970	Samsung Electronics Company, Limited (15)	76,836,183	73,357,804
7,131,884	SK Telecom Company, Limited ADR (15)	160,266,675	177,084,680
57,630	Lotte Confectionery Company, Limited (2)	28,238,266	71,998,808
732,319	KT&G Corporation (2)	23,134,038	52,786,126
549,500	Honam Petrochemical Corporation (9)	30,240,083	45,747,395
895,720	Samsung Corporation (15)	26,823,097	38,007,240
245,440	SK Corporation (3)	15,023,130	26,893,200
89,380	Nong Shim Company, Limited (2)	24,404,186	23,955,645
15,926	Nong Shim Holding Company, Limited (2)	1,435,855	1,437,087
1,117,395	Kangwon Land Inc. (1)	19,289,979	23,166,531
22,950	Nam Yang Dairy Products Company, Limited (2)	4,912,653	22,188,205
28,850	Nam Yang Dairy Products Company, Limited Pfd. (2)	479,094	12,396,605
117,880	Pacific Corporation (2)	18,010,606	22,160,275
776,420	Fursys Inc. (c)(8)	6,499,979	20,434,300
393,450	GS Holdings Corporation (7)	12,801,868	17,941,726
454,170	Hankuk Paper Manufacturing Company, Limited (c)(11)	15,708,435	15,417,093
1,042,250	Daeduck GDS Company, Limited (c)(15)	8,149,986	10,334,050
1,087,440	Daeduck Electronics Company, Limited (15)	7,707,302	8,913,060
1,169,510	Dong Ah Tire & Rubber Company, Limited (1)	5,080,926	7,412,299
219,485	Sam-A Pharmaceutical Company, Limited (6)	1,688,533	2,084,270
28,920	Daekyo Company, Limited Pfd. (1)	1,159,606	1,270,628

		568,263,210	882,015,875

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)

	Spain (1.57%)
2,083,169	Corporacion Financiera Alba SA (7)	$42,594,333	$160,474,716
407,790	Altadis SA (2)	11,538,297	26,874,284

		54,132,630	187,349,000

	Switzerland (7.76%)
788,135	Nestlé SA (2)	214,796,334	313,392,264
2,538,418	Pargesa Holding SA (7)	149,901,492	276,669,679
2,335,422	Kuehne & Nagel International AG (16)	23,898,742	214,669,125
1,332	Lindt & Spruengli AG (2)	8,731,131	40,075,922
385,300	Schindler Holding PC (8)	7,460,045	24,797,799
9,660	Sika AG (9)	1,638,265	18,943,688
35,000	Edipresse SA (10)	11,616,314	18,130,957
616,270	Micronas Semiconductor Holding AG (a)(15)	23,527,827	12,795,328
7,000	Hilti AG (d)(e)(f)(8)	4,485,845	5,221,716
10,000	PubliGroupe SA (10)	1,375,950	3,634,480

		447,431,945	928,330,958

	Taiwan (0.26%)
22,442,660	Phoenixtec Power Company, Limited (8)	23,313,554	20,377,616
5,087,040	Taiwan Secom Company, Limited (8)	8,277,786	8,779,841
1,968,000	Taiwan-Sogo Shinkong Security Company, Limited (8)	1,869,091	1,831,220

		33,460,431	30,988,677

	Thailand (0.55%)
202,397,470	Thai Beverage Public Company Limited (2)	34,920,967	35,965,196
7,862,209	Bangkok Bank Public Company Limited NVDR (4)	25,097,186	24,869,676
496,220	Bangkok Bank Public Company Limited (4)	1,613,300	1,612,447
250,000	The Oriental Hotel Public Company, Limited (1)	1,152,072	3,623,293

		62,783,525	66,070,612

	United Kingdom (4.56%)
25,005,775	Tesco Plc (2)	146,927,572	231,320,535
5,874,410	WPP Group PLC (10)	73,182,382	87,652,683
3,705,780	Spirax-Sarco Engineering Plc (8)	27,715,395	75,603,506
21,531,418	Vodafone Group Plc (15)	45,172,874	61,799,742
980,460	Anglo American Plc (12)	20,007,157	52,340,828
300,000	Amdocs Limited (a)(15)	6,197,556	11,025,000
3,146,000	JZ Equity Partners, Plc (4)	5,873,374	10,917,428
3,041,549	Chrysalis Group Plc (10)	6,876,392	8,015,075
380,960	Millennium & Copthorne Hotel Plc (1)	2,857,553	5,531,949
775,000	Trans-Siberian Gold Limited (a)(12)	1,123,590	767,307

		335,933,845	544,974,053

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

	Number of Shares		Cost (Note 1)	Value (Note 1)

		Common and Preferred Stocks—(continued)

		United States (0.94%)
	2,667,315	News Corporation, Class ‘A’ (10)	$39,160,653	$59,721,183
	926,070	Newmont Mining Corporation Holding Company (12)	22,265,089	38,617,119
	34,500	Third Avenue Global Value Fund L.P. (a)(b)(d) (7)	3,450,000	7,515,825
	213,257	Liberty Global Inc. Series ‘C’ (a)(10)	3,113,500	7,124,916

			67,989,242	112,979,043

		Miscellaneous (0.18%)
	1,094,523	Banco Latinoamericano de Exportaciones SA ADR (4)	13,960,677	21,441,706

		Total Common and Preferred Stocks	5,306,754,104	9,001,768,935

	Ounces

		Commodities (3.29%)
	581,874	Gold bullion (a)	295,692,050	394,248,629

	Principal Amount

		Notes, Bonds and Convertible Bonds (4.85%)

		U.S. Dollar Notes and Bonds (0.03%)
	$1,000,000	YPF Sociedad Anonima SA 9 1 /8% due 2/24/2009 (3)	891,950	1,057,500
	2,000,000	Legrand SA 8½% due 2/15/2025 (8)	2,063,435	2,360,000

			2,955,385	3,417,500

		Non U.S. Dollar Notes and Bonds (4.79%)
SGD	24,900,000	Singapore Government 2 5 /8% due 10/01/2007 (5)	14,879,569	16,413,286
SGD	56,842,000	Singapore Government 2 3 /8% due 10/01/2009 (5)	34,347,465	37,432,446
CAD	16,500,000	Shaw Communications Inc. 7.4% due 10/17/2007 (10)	10,637,986	15,087,352
HKD	67,500,000	Hong Kong Government 3.57% due 12/17/2007 (5)	8,741,436	8,613,127
HKD	164,250,000	Hong Kong Government 3.34% due 12/19/2008 (5)	20,926,099	20,804,146
HKD	37,100,000	Hong Kong Government 2.52% due 3/24/2009 (5)	4,666,822	4,621,015
EUR	9,766,000	Koninklijke Ahold NV 5 7 /8% due 5/09/2008 (14)	10,085,863	13,532,305
GBP	11,000,000	EMI Group Plc 8¼% due 5/20/2008 (10)	17,356,703	22,771,685
EUR	10,000,000	EMI Group Plc 8 5 /8% due 10/15/2013 (b)(10)	11,661,983	14,870,692
SEK	55,000,000	Sweden Government I/L 4.526% due 12/01/2008 (g)(5)	7,735,716	9,983,582
MYR	50,260,000	Malaysian Government 4.305% due 2/27/2009 (5)	13,306,253	14,910,579
MYR	56,664,000	Malaysian Government 3.756% due 4/28/2011 (5)	15,186,544	16,754,777
EUR	5,500,000	Independent News & Media Plc 5¾% due 5/17/2009 (10)	6,052,709	7,606,077
EUR	49,301,213	Republic of France O.A.T. I/L 3% due 7/25/2009 (g)(5)	57,872,176	68,767,581
EUR	122,009,694	Republic of France O.A.T. I/L 3% due 7/25/2012 (g)(5)	163,861,925	175,897,512
EUR	1,250,000	Rémy Cointreau SA 6½% due 7/01/2010 (b)(2)	1,424,992	1,771,337

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

	Principal Amount		Cost (Note 1)	Value (Note 1)

		Notes, Bonds and Convertible Bonds—(continued)

		Non U.S. Dollar Notes and Bonds—(continued)
EUR	22,300,000	Waterford Wedgwood Plc 9 7 /8% due 12/01/2010 (b)(1)	$27,414,739	$30,001,578
GBP	1,000,000	Marks & Spencer Group Plc 6 3 /8% due 11/07/2011 (14)	1,697,489	2,021,648
EUR	33,100,000	UPC Holding BV 7¾% due 1/15/2014 (b)(10)	38,433,813	47,018,020
EUR	21,600,000	UPC Holding BV 8 5 /8% due 1/15/2014 (b)(10)	25,525,871	31,678,159
EUR	10,000,000	FINEL 9 ½% due 10/15/2017 (b)(d)(e)(f)(11)	12,045,000	6,829,250
EUR	8,000,000	FINEL 9½% due 6/30/2017 (b)(d)(e)(f)(11)	9,649,600	5,463,400

			513,510,753	572,849,554

		Non U.S. Dollar Convertible Bonds (0.03%)
EUR	243,500	Havas SA 4% due 1/01/2009 (10)	1,986,854	3,596,502

		Total Notes, Bonds and Convertible Bonds	518,452,992	579,863,556

		Short-Term Investments (16.31%)
	$25,000,000	HJ Heinz Company 5.33% due 5/01/2007	25,000,000	25,000,000
	25,000,000	HJ Heinz Company 5.32% due 5/01/2007	25,000,000	25,000,000
	20,000,000	HJ Heinz Company 5.31% due 5/16/2007	19,955,750	19,955,750
	15,000,000	HJ Heinz Company 5.32% due 5/31/2007	14,933,500	14,933,500
	25,000,000	Merrill Lynch & Company Inc. 5.21% due 5/01/2007	25,000,000	25,000,000
	25,000,000	Merrill Lynch & Company Inc. 5.20% due 5/11/2007	24,963,889	24,963,889
	25,000,000	Merrill Lynch & Company Inc. 5.23% due 5/15/2007	24,949,153	24,949,153
	33,022,000	Merrill Lynch & Company Inc. 5.23% due 5/16/2007	32,950,040	32,950,040
	25,000,000	Merrill Lynch & Company Inc. 5.20% due 5/21/2007	24,927,778	24,927,778
	19,809,000	Merrill Lynch & Company Inc. 5.24% due 5/21/2007	19,751,334	19,751,334
	25,000,000	Merrill Lynch & Company Inc. 5.20% due 6/08/2007	24,862,777	24,862,777
	20,000,000	Merrill Lynch & Company Inc. 5.20% due 6/11/2007	19,881,556	19,881,556
	20,000,000	Merrill Lynch & Company Inc. 5.20% due 6/22/2007	19,849,778	19,849,778
	20,000,000	ConocoPhillips Company 5.31% due 5/01/2007	20,000,000	20,000,000
	17,500,000	Hitachi Limited 5.32% due 5/01/2007	17,500,000	17,500,000
	20,000,000	Hitachi Limited 5.30% due 5/29/2007	19,917,556	19,917,556
	30,000,000	BMW US Capital LLC 5.23% due 5/02/2007	29,995,642	29,995,642
	25,000,000	BMW US Capital LLC 5.22% due 5/04/2007	24,989,125	24,989,125
	25,000,000	BMW US Capital LLC 5.23% due 5/07/2007	24,978,208	24,978,208
	26,540,000	BMW US Capital LLC 5.23% due 5/11/2007	26,501,443	26,501,443
	34,343,000	BMW US Capital LLC 5.22% due 5/16/2007	34,268,304	34,268,304
	20,618,000	BMW US Capital LLC 5.22% due 5/18/2007	20,567,177	20,567,177
	20,000,000	BMW US Capital LLC 5.23% due 5/18/2007	19,950,606	19,950,606
	25,000,000	Nestlé Capital Corporation 5.21% due 5/02/2007	24,996,382	24,996,382
	22,401,000	Nestlé Capital Corporation 5.22% due 5/02/2007	22,397,752	22,397,752
	25,000,000	Nestlé Capital Corporation 5.21% due 5/07/2007	24,978,292	24,978,292
	15,000,000	Nestlé Capital Corporation 5.20% due 5/21/2007	14,956,667	14,956,667
	42,358,000	Nestlé Capital Corporation 5.20% due 6/04/2007	42,149,975	42,149,975

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Principal Amount		Cost (Note 1)	Value (Note 1)

	Short-Term Investments—(continued)
$12,163,000	7-Eleven Inc. 5.22% due 5/02/2007	$12,161,236	$12,161,236
20,000,000	7-Eleven Inc. 5.23% due 5/07/2007	19,982,567	19,982,567
29,000,000	The Coca-Cola Company 5.22% due 5/03/2007	28,991,590	28,991,590
28,672,000	L’Oréal SA 5.22% due 5/03/2007	28,663,685	28,663,685
20,727,000	L’Oréal SA 5.25% due 5/04/2007	20,717,932	20,717,932
14,000,000	L’Oréal SA 5.23% due 5/15/2007	13,971,526	13,971,526
25,000,000	L’Oréal SA 5.24% due 5/16/2007	24,945,417	24,945,417
10,000,000	L’Oréal SA 5.23% due 5/24/2007	9,966,586	9,966,586
25,000,000	Emerson Electric Company 5.23% due 5/03/2007	24,992,736	24,992,736
24,442,000	Shell Finance UK Plc 5.21% due 5/03/2007	24,434,925	24,434,925
33,101,000	Honeywell International Inc. 5.23% due 5/04/2007	33,086,573	33,086,573
13,331,000	NYSE Euronext, Inc. 5.25% due 5/04/2007	13,325,168	13,325,168
17,070,000	NYSE Euronext, Inc. 5.23% due 5/09/2007	17,050,161	17,050,161
25,000,000	NYSE Euronext, Inc. 5.23% due 6/22/2007	24,811,319	24,811,319
19,000,000	Estée Lauder Inc. 5.25% due 5/07/2007	18,983,375	18,983,375
25,000,000	General Electric Capital Corporation 5.20% due 5/08/2007	24,974,722	24,974,722
25,000,000	General Electric Capital Corporation 5.20% due 5/15/2007	24,949,444	24,949,444
25,000,000	General Electric Capital Corporation 5.20% due 5/24/2007	24,916,944	24,916,944
50,000,000	General Electric Capital Corporation 5.20% due 5/29/2007	49,797,778	49,797,778
25,000,000	General Electric Capital Corporation 5.20% due 6/08/2007	24,862,778	24,862,778
25,000,000	Diageo Capital Plc 5.30% due 5/08/2007	24,974,236	24,974,236
25,000,000	Diageo Capital Plc 5.31% due 5/16/2007	24,944,687	24,944,687
9,981,000	Diageo Capital Plc 5.30% due 6/12/2007	9,919,284	9,919,284
20,000,000	Diageo Capital Plc 5.29% due 6/22/2007	19,847,178	19,847,178
25,000,000	Procter and Gamble Company 5.23% due 5/09/2007	24,970,944	24,970,944
25,000,000	Procter and Gamble Company 5.23% due 5/23/2007	24,920,097	24,920,097
25,000,000	Procter and Gamble Company 5.23% due 5/31/2007	24,891,042	24,891,042
25,000,000	Procter and Gamble Company 5.22% due 6/05/2007	24,873,125	24,873,125
25,000,000	Procter and Gamble Company 5.23% due 6/07/2007	24,865,618	24,865,618
7,500,000	Pearson Holdings Inc. 5.31% due 5/09/2007	7,491,150	7,491,150
30,000,000	Pearson Holdings Inc. 5.31% due 5/14/2007	29,942,475	29,942,475
50,000,000	Siemens AG 5.25% due 5/10/2007	49,934,375	49,934,375
20,620,000	Siemens AG 5.23% due 5/29/2007	20,536,122	20,536,122
25,000,000	Siemens AG 5.24% due 6/01/2007	24,887,194	24,887,194
22,688,000	Siemens AG 5.24% due 6/11/2007	22,552,603	22,552,603
25,000,000	Caterpillar Fianancial Services Corporation 5.20% due 5/10/2007	24,967,500	24,967,500
20,000,000	Caterpillar Fianancial Services Corporation 5.20% due 6/05/2007	19,898,889	19,898,889
25,000,000	Hewlett Packard Company 5.25% due 5/10/2007	24,967,187	24,967,187
25,000,000	Hewlett Packard Company 5.24% due 5/18/2007	24,938,139	24,938,139
23,500,000	PepsiCo, Inc. 5.20% due 5/10/2007	23,469,450	23,469,450
30,000,000	Kraft Foods Inc. 5.29% due 5/11/2007	29,955,917	29,955,917
26,582,000	Kraft Foods Inc. 5.29% due 5/23/2007	26,496,066	26,496,066

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Principal Amount		Cost (Note 1)		Value (Note 1)

	Short-Term Investments—(continued)
$25,000,000	Pitney Bowes Inc. 5.21% due 5/11/2007	$24,963,820		$24,963,820
20,000,000	Unilever Capital Corporation 5.20% due 5/14/2007	19,962,444		19,962,444
20,000,000	Unilever Capital Corporation 5.20% due 5/15/2007	19,959,556		19,959,556
25,000,000	Air Products and Chemicals Inc. 5.23% due 5/18/2007	24,938,257		24,938,257
25,000,000	RaboBank USA Finance Corporation 5.23% due 5/23/2007	24,920,097		24,920,097
16,812,000	Johnson & Johnson 5.20% due 5/25/2007	16,753,718		16,753,718
20,000,000	Johnson & Johnson 5.18% due 6/06/2007	19,896,400		19,896,400
30,000,000	Dover Corporation 5.24% due 5/29/2007	29,877,733		29,877,733
18,830,000	The Sherwin-Williams Company 5.32% due 5/30/2007	18,749,303		18,749,303
10,000,000	Time Warner 5.32% due 6/01/2007	9,954,189		9,954,189
22,236,000	Time Warner 5.33% due 6/13/2007	22,094,437		22,094,437
25,000,000	Starbucks Corporation 5.30% due 6/04/2007	24,874,861		24,874,861
25,000,000	Starbucks Corporation 5.30% due 6/05/2007	24,871,181		24,871,181

	Total Short-Term Investments	1,951,818,420		1,951,818,420

	Total Investments (99.68%)	$8,072,717,566	*	11,927,699,540	**

	Other assets in excess of liabilities (0.32%)			37,729,277

	Net Assets (100.00%)			$11,965,428,817

*	At April 30, 2007 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of investments at April 30, 2007 were $3,932,066,899 and $77,084,925, respectively (net appreciation was $3,854,981,974).

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Foreign Currencies	Sector/Industry Classifications		Percent of Net Assets

CAD — Canadian dollar	(1)	Consumer Discretionary	8.44%
EUR — euro	(2)	Consumer Staples	15.77%
GBP — pound sterling	(3)	Energy	1.80%
HKD — Hong Kong dollar	(4)	Financials	3.35%
MYR — Malaysian ringgit	(5)	Government Issues	3.13%
SEK — Swedish krona	(6)	Health Care	4.67%
SGD — Singapore dollar	(7)	Holding Companies	9.04%
	(8)	Industrials	8.24%
	(9)	Materials	2.95%
	(10)	Media	7.64%
	(11)	Paper and Forest Products	0.38%
	(12)	Precious Metals	5.68%
	(13)	Real Estate	0.27%
	(14)	Retail	0.91%
	(15)	Technology and Telecommunications	8.15%
	(16)	Transportation	2.95%

(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the six months ended April 30, 2007.

	Purchases		Sales		Realized Gain/Loss	Dividend Income

Affiliate	Shares	Cost	Shares	Cost

Ariake Japan Company, Limited	1,032,900	$22,045,905	—	—	—	$208,230
Cosel Company Limited	1,814,900	30,080,305	—	—	—	42,919
Daeduck GDS Company, Limited	—	—	—	—	—	280,780
Deceuninck	82,310	2,482,623	—	—	—
FINEL	—	—	—	—	—
Fuji Seal International, Inc.	768,900	17,478,371	—	—	—	168,363
Fursys Inc.	34,920	862,174	—	—	—	332,931
Hankuk Paper Manufacturing Company, Limited	226,980	7,235,642	—	—	—	135,166
Haw Par Corporation Limited	969,800	4,577,096	—	—	—
Koninklijke Grolsch NV	—	—	—	—	—
Laurent-Perrier	—	—	70,160	$3,681,703	$3,553,644
Maezawa Kasei Industries Company, Limited	22,830	316,884	—	—	—	111,957
Nitto Kohki Company, Limited	—	—	—	—	—	358,242
Pfeiffer Vacuum Technology AG	1,092	107,262	—	—	—
PT Bat Indonesia Tbk	—	—	—	—	—
Robertet SA	7,140	1,124,981	—	—	—
Sansei Yusoki Company, Limited	10,700	96,279	—	—	—	56,382
Shimano Inc.	232,300	6,545,671	—	—	—	739,194
Société Sucrière de Pithiviers-le Vieil	—	—	—	—	—
T. Hasegawa Company, Limited	—	—	—	—	—	230,617
Tasman Farms	—	—	—	—	—

(d)	Security for which there is less than three market makers.
(e)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2007 is shown below.

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal

FINEL	7/14/1999	$9,152,131	$1.11
FINEL 9½% due 6/30/2017	6/22/2005	9,649,600	0.85
FINEL 9½% due 10/15/2017	10/11/2005	12,045,000	0.55
Frègate SAS 2% Conv. Pfd. due 3/31/2013	4/30/2004	3,620,400	23.15
Hilti AG	11/30/2001	4,485,845	745.96

(f)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.24% of net assets.
(g)	Inflation protected security.
(h)	Held through Financiere Bleue, LLC.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE U.S. VALUE FUND	Data as of April 30, 2007 (Unaudited)

THE INVESTMENT STYLE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value approach in achieving its investment objective.

ASSET ALLOCATION

SECTOR/INDUSTRY
Media	11.87%
Industrials	9.90%
Energy	6.95%
Technology	6.48%
Retail	5.95%
Health Care	5.35%
Consumer Discretionary	5.23%
Precious Metals	3.92%
Holding Companies	2.88%
Paper & Forest Products	2.72%
Consumer Staples	2.05%
Government Issues	1.70%
Materials	1.23%
Utilities	0.99%
Financials	0.63%
Real Estate	0.06%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (9-04-01)
First Eagle U.S. Value Fund (A Shares)
without sales load	11.61%	10.91%	13.41%
with sales load	6.03%	9.78%	12.39%
Standard & Poor’s 500 Index	15.24%	8.54%	6.70%
Russell 2000 Index	7.83%	11.14%	11.62%
Consumer Price Index	2.57%	2.82%	2.72%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load gives effect to the deduction of the maximum sales load of 5.00%. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is not available for purchase. The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS
Gold bullion (precious metal)	3.33%
Johnson & Johnson (health care products manufacturer)	2.97%
Berkshire Hathaway Inc., Class ‘A’ (holding company)	2.88%
Costco Wholesale Corporation (multiline retailer)	2.60%
Blount International Inc. (outdoor industrial equipment manufacturer)	2.52%
Intel Corporation (semiconductor manufacturer)	2.14%
Apache Corporation (energy company)	2.12%
Microsoft Corporation (software developer)	2.07%
Liberty Interactive (U.S. media company)	2.06%
Cintas Corporation (uniform designer and manufacturer)	1.97%

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S. (58.61%)

	Consumer Discretionary (4.24%)
234,680	McDonald’s Corporation	$6,736,169	$11,330,350
142,660	Apollo Group, Inc. Class ‘A’ (a)	6,003,395	6,747,818
98,320	International Speedway Corporation, Class ‘A’	4,656,307	4,857,008
129,710	Weyco Group, Inc.	2,262,417	3,162,330
70,000	Hampshire Group, Limited (a)	1,171,963	1,207,500
30,752	Wyndham Worldwide Corporation (a)	1,176,531	1,064,019
600	St. John Knits International Inc. (a)	18,600	18,075

		22,025,382	28,387,100

	Consumer Staples (2.01%)
116,664	Anheuser-Busch Companies Inc.	5,143,798	5,738,702
168,915	Seneca Foods Corporation 0% Conv. Pfd. due 12/31/2049 (a)(d)	2,542,171	4,822,523
50,000	Seneca Foods Corporation, Class ‘A’ (a)	752,500	1,427,250
20,397	HJ Heinz Company	694,551	960,903
5,710	Altria Group, Inc.	171,508	393,533
3,951	Kraft Foods Inc.	57,084	132,240

		9,361,612	13,475,151

	Energy (6.95%)
196,340	Apache Corporation	13,222,585	14,234,650
119,928	ConocoPhillips Company	4,247,616	8,317,007
126,970	Murphy Oil Corporation	6,509,946	7,039,217
199,362	BJ Services Company	5,443,336	5,713,715
161,760	Helmerich & Payne, Inc.	4,793,133	5,223,230
107,670	San Juan Basin Royalty Trust	3,989,231	3,458,360
27,131	SEACOR Holdings Inc. (a)	2,047,306	2,585,042

		40,253,153	46,571,221

	Financials (0.34%)
60,000	Interpool Inc.	1,083,544	1,602,600
48,900	First Internet Bancorp (a)	802,923	711,495

		1,886,467	2,314,095

	Health Care (5.26%)
309,560	Johnson & Johnson	19,206,584	19,879,943
95,040	Wellpoint Inc. (a)	7,288,416	7,505,309
111,270	Bausch & Lomb Inc.	5,230,272	6,546,014
40,000	Dentsply Intnernational Inc.	580,150	1,336,400

		32,305,422	35,267,666

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S.—(continued)

	Holding Companies (2.88%)
177	Berkshire Hathaway Inc., Class ‘A’ (a)	$14,783,882	$19,328,400

	Industrials (8.66%)
1,239,695	Blount International Inc. (a)	13,695,961	16,897,043
352,372	Cintas Corporation	13,340,111	13,203,379
357,340	Tyco International Limited	8,842,987	11,660,004
247,940	UniFirst Corporation	6,584,788	10,433,315
48,980	Manpower Inc.	2,059,795	3,930,645
62,936	Avis Budget Group Inc.	1,431,303	1,770,390
5,000	Hardinge Inc.	54,150	139,050

		46,009,095	58,033,826

	Materials (0.33%)
135,560	Tronox Inc. Class ‘A’	1,930,463	1,915,463
426	Central Steel & Wire Company	167,885	266,250

		2,098,348	2,181,713

	Media (11.25%)
551,343	Liberty Interactive (a)	9,879,191	13,800,115
228,870	Getty Images, Inc. (a)	9,688,542	11,901,240
86,074	Liberty Capital (a)	5,746,317	9,723,780
62,361	OmniCom Group	5,631,059	6,529,820
239,865	Comcast Corporation-Special Class ‘A’ (a)	5,127,387	6,332,436
169,880	CBS Corporation, Class ‘B’	4,719,143	5,397,088
182,295	News Corporation, Class ‘A’	2,889,189	4,081,585
107,835	Clear Channel Communications, Inc.	3,393,174	3,820,594
158,710	New York Times Company, Class ‘A’	3,807,247	3,713,814
60,620	Meredith Corporation	3,145,030	3,511,110
83,360	Dow Jones & Company Inc.	3,043,421	3,028,469
33,410	Viacom Inc. (a)	1,141,884	1,378,163
33,156	Liberty Global Inc. Series ‘C’ (a)	514,716	1,107,742
55,410	Valassis Communications, Inc. (a)	1,579,860	1,061,656

		60,306,160	75,387,612

	Paper and Forest Products (2.72%)
222,045	Plum Creek Timber Company, Inc.	7,295,639	8,815,187
161,620	Rayonier Inc.	5,272,320	7,009,459
48,020	Deltic Timber Corporation	2,307,309	2,398,599

		14,875,268	18,223,245

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S.—(continued)

	Precious Metals (0.59%)
94,570	Newmont Mining Corporation Holding Company	$4,182,032	$3,943,569

	Real Estate (0.02%)
1,595	Prologis Trust 8.54% Pfd. Series ‘C’	82,039	96,547
8,000	LandCo LLC (a)(c)(d)(e)	27,840	27,840

		109,879	124,387

	Retail (5.95%)
325,800	Costco Wholesale Corporation	14,359,097	17,453,106
205,430	Wal-Mart Stores, Inc.	9,368,445	9,844,206
113,560	Barnes & Noble, Inc.	4,002,218	4,489,027
89,370	Tiffany & Company	2,760,620	4,262,055
55,000	Dillard’s Inc., Class ‘A’	798,967	1,904,650
43,780	The Home Depot Inc.	1,570,941	1,657,949
6,230	Federated Department Stores Inc.	115,998	273,622

		32,976,286	39,884,615

	Technology and Telecommunications (6.42%)
668,120	Intel Corporation	12,777,739	14,364,580
464,505	Microsoft Corporation	10,967,508	13,907,280
149,870	Linear Technology Corporation	4,906,570	5,608,135
172,720	Dell Inc. (a)	3,895,345	4,354,271
82,550	Maxim Integrated Products, Inc.	2,678,963	2,618,486
109,210	Sprint Nextel Corporation	2,177,711	2,187,476

		37,403,836	43,040,228

	Utilities (0.99%)
88,100	CalEnergy Capital Trust 6½ % Conv. Pfd.	3,778,988	4,228,800
39,550	IDACORP, Inc.	1,147,155	1,362,498
40,000	Hawaiian Electric Industries, Inc.	845,477	1,052,800

		5,771,620	6,644,098

	Total Common and Preferred Stocks—U.S.	324,348,442	392,806,926

	Common Stocks—Non U.S. (0.15%)

	United Kingdom (0.15%)
187,540	JZ Equity Partners, Plc (3)	374,212	650,812
10,000	Amdocs Limited (a)(10)	184,186	367,500

	Total Common Stocks—Non U.S.	558,398	1,018,312

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Ounces		Cost (Note 1)	Value (Note 1)

	Commodity (3.33%)
32,981	Gold bullion (a)	$18,578,071	$22,346,279

Principal Amount

	Notes and Bonds and Convertible Bonds (5.82%)

	U.S. Treasury Notes (1.70%)
$11,136,000	U.S. Treasury Note 5 1 /8% due 6/30/2011 (4)	11,151,481	11,396,571

	U.S. Dollar Bonds and Notes (4.12%)
250,000	Crescent Real Estate Equities Company 9¼ % due 4/15/2009 (9)	250,000	255,937
1,075,000	GATX Corporation 8 7 /8% due 6/01/2009 (3)	1,046,325	1,150,478
500,000	American Standard Companies Inc. 8¼ % due 6/01/2009 (6)	510,118	527,441
650,000	Columbus McKinnon Corporation 10% due 8/01/2010 (6)	654,323	693,063
1,000,000	Briggs & Stratton Corporation 8 7 /8% due 3/15/2011 (1)	1,031,791	1,080,727
6,300,000	Blount International Inc. 8 7 /8% due 8/01/2012 (6)	6,332,718	6,646,500
4,679,000	Tronox Worldwide LLC 9½ % due 12/01/2012 (b)(7)	4,850,840	5,029,925
125,000	R.H. Donnelley Finance Corporation 10 7 /8% due 12/15/2012 (b)(3)	125,000	135,938
1,000,000	Texas Industries, Inc. 7¼ % due 7/15/2013 (7)	1,000,000	1,041,250
786,000	Sirius Satellite Radio Inc. 9 5 /8% due 8/01/2013 (8)	764,590	789,930
250,000	Jostens, Inc. 10¼ % due 12/01/2013 (a)(1)	179,880	233,750
250,000	Elizabeth Arden Inc. 7 3 /4% due 1/15/2014 (2)	250,000	257,500
449,345	Avis Budget Car Rental LLC 7 5 /8% due 5/15/2014 (b)(6)	440,087	460,579
3,424,000	Yankee Acquisition Corporation 8½ % due 2/15/2015 (b)(1)	3,497,328	3,531,000
1,547,000	Yankee Acquisition Corporation 9¾ % due 2/15/2017 (b)(1)	1,579,892	1,601,145
3,434,000	Valassis Communications, Inc 8¼ % due 3/01/2015 (b)(8)	3,411,882	3,391,075
207,000	Lear Corporation 8¾ % due 12/01/2016 (1)	200,656	202,601
600,000	Bausch & Lomb Inc. 7 1 /8% due 8/01/2028 (5)	509,328	609,805

		26,634,758	27,638,644

	Total Notes, Bonds and Convertible Bonds	37,786,239	39,035,215

	Short-Term Investments (32.20%)
33,553,000	ConocoPhillips Company 5.33% due 5/01/2007	33,553,000	33,553,000
15,000,000	ConocoPhillips Company 5.30% due 5/01/2007	15,000,000	15,000,000
5,239,000	ConocoPhillips Company 5.30% due 5/03/2007	5,237,457	5,237,457
7,448,000	Honeywell International Inc. 5.22% due 5/01/2007	7,448,000	7,448,000
7,846,000	Honeywell International Inc. 5.23% due 5/04/2007	7,842,580	7,842,580
17,560,000	Nestlé Capital Corporation 5.22% due 5/02/2007	17,557,454	17,557,454
9,749,000	Estée Lauder Inc. 5.20% due 5/02/2007	9,747,581	9,747,581
7,340,000	Estée Lauder Inc. 5.25% due 5/04/2007	7,338,932	7,338,932
10,860,000	Diageo Capital Plc 5.31% due 5/03/2007	10,856,796	10,856,796
15,000,000	Diageo Capital Plc 5.30% due 5/04/2007	14,993,375	14,993,375

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Principal Amount		Cost (Note 1)		Value (Note 1)

	Short-Term Investments—(continued)
$2,399,000	L’Oréal SA 5.22% due 5/03/2007	$2,398,304		$2,398,304
19,273,000	L’Oréal SA 5.25% due 5/04/2007	19,264,568		19,264,568
15,000,000	NYSE Euronext, Inc. 5.25% due 5/04/2007	14,993,438		14,993,438
20,000,000	Emerson Electric Company 5.20% due 5/07/2007	19,982,600		19,982,600
4,335,000	Siemens AG 5.23% due 5/09/2007	4,329,962		4,329,962
10,118,000	Pitney Bowes Inc. 5.21% due 5/10/2007	10,104,821		10,104,821
10,000,000	BMW U.S. Capital LLC 5.23% due 5/18/2007	9,975,303		9,975,303
5,191,000	Merrill Lynch & Company Inc. 5.24% due 5/21/2007	5,175,888		5,175,888

	Total Short-Term Investments	215,800,059		215,800,059

	Total Investments (100.11%)	$597,071,209	*	671,006,791	**

	Liabilities in excess of other assets (–0.11%)			(712,048)

	Net assets (100.00%)			$670,294,743

*	At April 30, 2007 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of investments at April 30, 2007 were $75,771,545 and $1,835,963, respectively (net appreciation was $73,935,582).

Sector/Industry Classifications

(1)	Consumer Discretionary
(2)	Consumer Staples
(3)	Financials
(4)	Government Issues
(5)	Health Care
(6)	Industrials
(7)	Materials
(8)	Media
(9)	Real Estate
(10)	Technology and Telecommunications

(a)	Non-income producing security.
(b)

All or a portion of this seecurity is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

(c)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2007 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal

LandCo LLC	9/06/2006	$27,840	$3.48

(d)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.72% of net assets.
(e)	Security for which there is less than three market makers.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

First Eagle Gold Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Jean-Marie Eveillard

Simon Fenwick

The net asset value of the Fund’s Class ‘A’ shares rose 7.77% between November 1, 2006 and April 30, 2007. Over the same period, the FTSE Gold Mines Index declined by 0.76%, while the gold price increased by 12%, from $606 per ounce to $678 per ounce. The Fund’s performance was helped by its holdings in bullion and in junior companies, e.g., Cumberland Resources Limited, which was acquired by Agnico-Eagle Mines Limited during the period. The performance of senior gold companies, e.g., Barrick Gold Corporation and Newmont Mining Corporation, continued to disappoint due to mining cost inflation, share dilution and sluggish reserve growth.

As value investors we ply our trade as stock pickers, not as macro-economists. We therefore do not have a “view” on the short term direction of the economy. We do, however, worry about financial imbalances, to the extent that when they unravel they result in distressed financial markets which may impair the value of securities held in our general funds. We classify “distressed” as sharp market falls, such as those experienced during the Great Depression and the 1970’s (not the market being down a few percent).

As stated before, for us gold is a hedge against distressed financial markets. It is therefore important for us to periodically reexamine gold’s insurance credentials. In late February 2007, stock markets exhibited high volatility associated with unwinding of the carry trade (whereby speculators borrow in low yielding currencies to invest in higher yielding assets). Over the following weeks, the gold price moved down in tandem with global financial assets. That is, one of gold’s key attractions—its historical lack of correlation to financial assets—did not hold over this short period. So, has gold lost its safe haven status? Clues to this puzzle could lie in nature of the marginal gold buyer or seller.

Gold’s audience has widened over recent years. New investors include speculators (including hedge funds), pension fund consultants (who have “discovered” a role for commodities) and private investors (via successful ETF launches). Not all of these groups view gold the way we do. It seems plausible then to assume that some new gold investors, if pressured by sharply declining financial markets, could prioritize gold ownership below other concerns (e.g. margin calls, mortgage payments). Hence, any future financial market glitch may initially drag gold down with it (as occurred in February).

However, should the market glitch deteriorate into a collapse, we believe gold will reassert itself, for two reasons. First, gold is no one else’s liability (in contrast to the web of counterparty claims that underpin derivatives markets). Second, despite a newly enlarged audience, gold is still not widely held - our analysis marks the recent value of all above ground gold at less than 1% of the value of global real estate plus financial assets.

How long would it take for gold to reassert itself after a stock market crash? The performance of publicly traded gold miners during the Great Depression, like Homestake Mining, may provide a perspective. Homestake shares initially fell with the broader market in the months after the 1929 crash but within a year though Homestake began to outperform the Dow Jones Industrial Average. However, the bulk of its outperformance (i.e. the insurance ‘payout’) occurred in the subsequent five years up to 1935 (a devastating period for global stock markets). In summary, gold may not provide a quick fix in the early innings of an asset deflation, but gold’s unique attributes have historically allowed it to prevail.

Jean-Marie Eveillard	Simon Fenwick
Portfolio Manager	Co-Portfolio Manager

June 2007

FUND OVERVIEW

FIRST EAGLE GOLD FUND	Data as of April 30, 2007 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.

ASSET ALLOCATION

COUNTRIES

United States	37.31%
Canada	26.76%
South Africa	19.49%
Australia	10.17%
Mexico	2.71%
United Kingdom	0.07%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	(2.68)%	21.56%	12.47%
with sales load	(7.55)%	20.32%	12.04%
FTSE Gold Mines Index	(12.70)%	13.27%	4.64%
MSCI World Index	16.98%	12.17%	8.00%
Consumer Price Index	2.57%	2.82%	2.58%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00%, thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS
Gold bullion (United States)	25.68%
Newmont Mining Corporation Holding Company (United States)	9.11%
Barrick Gold Corporation (Canada)	8.17%
IAMGOLD Corporation (Canada)	5.21%
Gold Fields Limited ADR (South Africa)	4.83%
Kinross Gold Corporation (Canada)	4.77%
Lihir Gold Limited (Australia)	4.59%
Harmony Gold Mining Company Limited ADR (South Africa)	4.37%
Newcrest Mining Limited (Australia)	4.16%
AngloGold Ashanti Limited ADR (South Africa)	4.04%

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks, Rights and Warrants (70.83%)
	Australia (10.17%)
20,006,755	Lihir Gold Limited (a)	$25,639,904	$49,577,119
6,668,918	Lihir Gold Rights (a)	—	3,770,966
2,324,070	Newcrest Mining Limited	30,323,787	44,951,820
2,492,824	Kingsgate Consolidated Limited	8,912,435	11,525,367

		64,876,126	109,825,272

	Canada (26.76%)
3,136,748	Barrick Gold Corporation	91,369,740	88,173,986
6,921,681	IAMGOLD Corporation	41,612,546	56,200,216
3,865,610	Kinross Gold Corporation (a)	30,341,705	51,528,581
4,907,950	Aurizon Mines Limited (a)	7,481,013	16,825,486
1,459,140	Minefinders Corporation (a)	11,517,170	16,388,915
2,819,290	Metallica Resources Inc. (a)	3,861,514	14,243,334
2,850,940	Miramar Mining Corporation (a)	2,526,866	12,268,469
1,149,700	Dundee Precious Metals Inc., Class ‘A’ (a)	7,250,738	11,627,170
1,636,805	Cumberland Resources Limited (a)	4,356,609	10,572,894
1,448,560	Richmont Mines Inc. (a)(c)	4,806,659	4,312,552
750,000	Golden Star Resources Limited (a)(b)	970,106	3,292,500
99,320	Goldcorp Inc.	2,122,737	2,417,449
765,600	Wesdome Gold Mines Inc. (a)(b)	662,515	1,063,669

		208,879,918	288,915,221

	Mexico (2.71%)
2,354,540	Industrias Peñoles, SA de C.V.	7,198,691	29,208,109

	South Africa (19.49%)
2,903,110	Gold Fields Limited ADR	41,651,824	52,168,887
2,969,030	Harmony Gold Mining Company Limited ADR (a)	32,571,495	47,148,196
977,700	AngloGold Ashanti Limited ADR	37,807,231	43,576,089
1,662,230	Randgold Resources Limited ADR (a)	29,011,217	39,810,409
3,363,456	Mvelaphanda Resources Limited (a)	11,452,380	27,678,036

		152,494,147	210,381,617

	United Kingdom (0.07%)
740,000	Trans-Siberian Gold Limited (a)	1,579,311	732,654

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)		Value (Note 1)

	Common and Preferred Stocks, Rights and Warrants—(continued)
	United States (11.63%)
3,925,145	Newmont Mining Corporation Holding Company	$106,078,297		$98,344,938
926,520	Royal Gold, Inc.	17,391,578		27,174,832
400,000	Canyon Resources Corporation warrants exp 12/01/2008 (a)(d)(e)	—		—

		123,469,875		125,519,770

	Total Common and Preferred Stocks, Rights and Warrants	558,498,068		764,582,643

Ounces

	Commodity (25.68%)
409,175	Gold bullion (a)	191,488,134		277,236,357

Principal
Amount

	Short-Term Investments (3.93%)
$21,451,000	Diageo Capital Plc 5.35% due 5/01/2007	21,451,000		21,451,000
15,000,000	ConocoPhilips 5.30% due 5/01/2007	15,000,000		15,000,000
2,723,000	Honeywell International Inc. 5.22% due 5/01/2007	2,723,000		2,723,000
3,354,000	Pitney Bowes Inc. 5.21% due 5/10/2007	3,349,631		3,349,631

	Total Short-Term Investments	42,523,631		42,523,631

	Total Investments (100.44%)	$792,509,833	*	1,084,342,631	**

	Liabilities in excess of other assets (–0.44%)			(4,776,430)

	Net Assets (100.00%)			$1,079,566,201

*	At April 30, 2007 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of investments at April 30, 2007 were $308,293,199 and $16,460,401, respectively (net appreciation was $291,832,798).

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

Following is a summary of transactions with each such affiliate for the six months ended April 30, 2007.

	Purchases

Affiliate	Shares	Cost

Richmont Mines	195,000	$537,354

(d)	Security for which there is less than three market makers.
(e)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0% of net assets.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

First Eagle Fund of America

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Harold Levy

The first six months of fiscal 2007 was a very good period for investors in First Eagle Fund of America. The total returns were 13.79% vs. 8.60% for the Standard & Poor’s 500 Index.

We often go through periods of time where there is little corporate activity of the kind that causes the value of our holdings to increase in value. Then there are periods like the present when activity is active and widespread. Among the significant events of the period were:

•	The sale of Medimmune Inc. at $57.29 at about 3 times where the fund began buying its stake in 2003.

•	The announced split up of American Standard Companies Inc. into the HVAC business and truck parts supplies.

•	The recapitalization of Dean Foods Company and Domino’s Pizza Inc. where each paid out about 1/3 of their market value in cash, in effect a mini-public leveraged buyout.

Subsequent to the six month end, Alltel Corporation, one of our top positions, announced its sale to a group of private equity buyers. The only real negative events were modest earnings disappointments at HealthSouth Corporation and LSI Corporation and both are positions we have added to.

We have no idea how long the “good times” relative to corporate activity will last, but we continue to find interesting investments which fit our criteria where we see substantial capital appreciation potential with what we consider to be acceptable levels of risk.

During this quarter we passed the milestone of 20 years in operation. For better or worse we are doing what we have always done—trying to grow the value of your investment dollars over the long term by investing in favorable risk/reward opportunities. While there are significant differences between 1987 and 2007 the basic characteristics of what we do remains unchanged.

We thank you for your confidence.

Sincerely,

Harold Levy
Portfolio Manager

June 2007

First Eagle Fund of America Class Y will only accept additional investments from existing shareholders. However, Class A and Class C remain open to all investors.

FUND OVERVIEW

FIRST EAGLE FUND OF AMERICA	Data as of April 30, 2007 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

ASSET ALLOCATION

SECTOR/INDUSTRY*

Industrials	16.74%
Energy	13.43%
Telecommunication Services	10.78%
Information Technology	10.32%
Materials	10.28%
Consumer Discretionary	9.94%
Health Care Services	8.89%
Pharmaceuticals	7.85%
Biotechnology	2.90%
Consumer Staples	2.81%
*percentages exclude option positions

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	19.09%	11.52%	12.76%
Standard & Poor’s 500 Index	15.24%	8.54%	8.05%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund’s average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses. The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

TOP 10 HOLDINGS

Teekay Shipping Corporation (marine transportation)	5.14%
American Standard Companies Inc. (building products manufacturer)	4.47%
Alltel Corporation (telecommunications services provider)	4.37%
DST Systems Inc. (data processing services provider)	4.00%
Agilent Technologies Inc. (electronic equipment provider)	3.81%
Baxter International Inc. (diversified medical products and services)	3.78%
Shire Plc ADR (perscription medicines manufacturer)	3.75%
Ball Corporation (packaging and aerospace manufacturer)	2.88%
Autoliv Inc. (automobile components supplier)	2.86%
General Dynamics Corporation (aerospace and defense manufacturer)	2.85%

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks — U.S. (87.17%)

	Biotechnology (2.90%)
221,400	Medimmune Inc. (a)(c)	$5,930,158	$ 12,548,952
298,700	InterMune Inc. (a)	4,888,338	8,635,417
645,800	Isolagen Inc. (a)	2,335,919	2,583,200

		13,154,415	23,767,569

	Consumer Discretionary (9.94%)
402,600	Autoliv Inc. (c)	17,456,288	23,411,190
219,300	The Stanley Works (c)	10,033,758	12,780,804
133,000	The Black & Decker Corporation (c)	10,118,490	12,065,760
431,400	Virgin Media Inc. (c)	11,681,505	10,884,222
159,200	WESCO International Inc. (a)(c)	10,212,444	10,056,664
100,600	Fortune Brands Inc.	8,517,486	8,058,060
131,700	Domino’s Pizza Inc. (c)	3,795,594	4,247,325

		71,815,565	81,504,025

	Consumer Staples (2.81%)
517,390	Dean Foods Company	11,794,114	18,848,518
138,350	Treehouse Foods Inc. (a)	2,750,555	4,169,869

		14,544,669	23,018,387

	Energy (13.43%)
705,600	Teekay Shipping Corporation (c)	29,944,634	42,089,040
412,800	Grant Prideco Inc. (a)(c)	17,895,982	21,275,712
290,250	Devon Energy Corporation (c)	17,387,549	21,150,517
387,600	Halliburton Company (c)	12,409,738	12,314,052
138,740	Atlas America Inc.	7,716,955	8,281,391
66,100	GlobalSantaFe Corporation (c)	3,966,387	4,225,773
22,300	Teekay Offshore Partners LP	468,300	691,300

		89,789,545	110,027,785

	Health Care Services (8.39%)
547,000	Baxter International Inc. (c)	20,278,890	30,976,610
395,400	Edwards Lifesciences Corporation (a)(c)	16,363,221	19,374,600
754,900	HealthSouth Corporation (a)	18,768,677	15,852,900
5,125,781	Regen Biologics Inc. (a)	4,356,914	2,562,891
67,777	Assistive Technology Inc. Ser. E-1 (a)(b)(d)(e)	883,921	—
51,966	Assistive Technology Inc. Ser. E-2 (a)(b)(d)(e)	500,000	—
26,057	Assistive Technology Inc. Ser. F Pfd. (a)(b)(d)(e)	342,000	—

		61,493,623	68,767,001

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks — U.S. — (continued)

	Industrials (16.74%)
665,500	American Standard Companies Inc. (c)	$24,501,471	$36,642,430
298,000	General Dynamics Corporation (c)	15,559,577	23,393,000
699,570	Tyco International Limited	11,172,515	22,826,969
629,880	UAP Holding Corporation	10,620,690	17,428,780
120,000	Precision Castparts Corporation (c)	5,493,635	12,493,200
796,000	DynCorp International Inc. (a)(c)	10,058,972	11,940,000
135,900	Flowserve Corporation (c)	4,818,425	8,291,259
82,600	Joy Global Inc. (c)	3,891,000	4,182,038

		86,116,285	137,197,676

	Information Technology (9.30%)
420,200	DST Systems Inc. (a)(c)	21,713,923	32,796,610
908,800	Agilent Technologies Inc. (a)(c)	27,123,255	31,235,456
1,436,808	LSI Corporation (a)(c)	13,781,049	12,212,868

		62,618,227	76,244,934

	Materials (8.78%)
465,390	Ball Corporation	13,305,979	23,590,619
817,900	Crown Holdings Inc. (a)(c)	14,420,262	19,768,643
306,300	Eagle Materials Inc. (c)	13,726,166	13,664,043
162,500	Eastman Chemical Company (c)	9,698,930	11,001,250
59,000	Freeport-McMoRan Copper & Gold Inc., Class ‘B’ (c)	4,142,580	3,962,440

		55,293,917	71,986,995

	Pharmaceuticals (4.10%)
402,673	Theravance Inc. (a)(c)	8,672,586	13,340,556
840,800	Millennium Pharmaceuticals Inc. (a)(c)	8,461,615	9,316,064
388,410	Valeant Pharmaceuticals International	9,687,277	6,999,148
465,800	Enzon Pharmaceuticals, Inc. (a)	4,032,747	3,949,984

		30,854,225	33,605,752

	Telecommunication Services (10.78%)
570,900	Alltel Corporation (c)	29,729,518	35,789,721
189,600	Leap Wireless International Inc. (a)(c)	5,983,215	14,472,168
1,177,182	Dobson Communications Corporation (a)(c)	5,296,476	10,724,128
138,200	U.S. Cellular Corporation (a)(c)	9,869,826	10,019,500
329,559	Rural Cellular Corporation, Class ‘A’ (a)	3,988,106	8,149,994
5,567	Rural Cellular Corporation 12¼ % due 5/15/2011 Conv. Pfd.	5,130,317	7,195,347
68,800	Global Crossing Limited (a)(c)	2,011,059	1,984,192

		62,008,517	88,335,050

	Total Common and Preferred Stocks — U.S.	547,688,988	714,455,174

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common Stocks—Non U.S. (6.77%)

	Canada (2.00%)
162,100	Teck Cominco Limited, Class ‘B’ (3)(c)	$11,788,739	$12,324,463
214,900	MDS Inc. (1)	3,896,934	4,080,951

		15,685,673	16,405,414

	Singapore (1.02%)
331,500	Verigy Limited (2)(a)(c)	5,725,567	8,377,005

	United Kingdom (3.75%)
439,400	Shire Plc ADR (4)(c)	10,883,659	30,709,666

	Total Common Stock—Non U.S.	32,294,899	55,492,085

	Warrants—U.S. (0.00%)
9,873	Assistive Technology Inc. (a)(b)(d)(e)(1)	382	—
37,234	Assistive Technology Inc. Ser. E-1 (a)(b)(d)(e)(1)	—	—
1,470,588	Regen Biologics Inc. (a)(d)(e)(f)(1)	—	—

	Total Warrants—U.S.	382	—

	Repurchase Agreement (8.61%)
70,525,837	State Steet Bank and Trust 4¼%, dated 4/30/2007, due 5/01/2007, repurchase value $70,534,163 (collateralized by mortgage-backed securities)(d)	70,525,837	70,525,837

	Total Investment Portfolio Excluding Options Written	650,510,106	840,473,096

Contracts

	Covered Call Options Written (–2.20%)
439	Agilent Technologies Inc. @ $32.50 exp. May 2007		(94,605)
975	Alltel Corporation @ $60 exp. May 2007		(409,500)
1,561	American Standard Companies Inc. @ $55 exp. Jul 2007		(390,250)
2,013	Autoliv Inc. @ $60 exp. Jun 2007		(171,105)
1,228	Baxter International Inc. @ $52.50 exp. May 2007		(528,040)
2,932	Baxter International Inc. @ $50 exp. May 2007		(1,993,760)
287	The Black & Decker Corporation @ $90 exp. May 2007		(70,315)
1,043	The Black & Decker Corporation @ $85 exp. May 2007		(662,305)
214	Crown Holdings Inc @ $22.50 exp. May 2007		(37,985)
107	Crown Holdings Inc @ $25 exp. Jul 2007		(11,235)
106	Crown Holdings Inc @ $22.50 exp. Jul 2007		(24,115)
182	Devon Energy Corporation @ $70 exp. May 2007		(83,720)
237	Devon Energy Corporation @ $65 exp. May 2007		(190,785)
1,049	Devon Energy Corporation @ $75 exp. Jul 2007		(356,660)
118	Devon Energy Corporation @ $70 exp. Jul 2007		(64,900)
695	Dobson Communications Corporation @ $7.50 exp. Jun 2007		(121,625)
943	Domino’s Pizza Inc. @ $16.50 exp. Jun 2007		(278,185)
237	DST Systems Inc. @ $75 exp. May 2007		(90,060)
461	DST Systems Inc. @ $70 exp. May 2007		(382,630)
2,313	DynCorp International Inc. @ $17.50 exp. Jun 2007		(34,695)

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Contracts		Cost (Note 1)		Value (Note 1)

	Covered Call Options Written—(continued)
864	DynCorp International Inc. @ $15 exp. Jun 2007			$(75,600)
243	Eagle Materials Inc. @ $50 exp. May 2007			(10,935)
686	Eagle Materials Inc. @ $45 exp. May 2007			(111,475)
1,625	Eastman Chemical Company @ $60 exp. Jun 2007			(1,365,000)
545	Edwards Lifesciences Corporation @ $50 exp. May 2007			(62,675)
179	Flowserve Corporation @ $60 exp. Jul 2007			(65,335)
295	Freeport-McMoRan Copper & Gold Inc., Class ‘B’ @ $75 exp. Jun 2007			(28,025)
295	Freeport-McMoRan Copper & Gold Inc., Class ‘B’ @ $70 exp. Jun 2007			(56,050)
2,847	General Dynamics Corporation @ $80 exp. May 2007			(213,525)
133	General Dynamics Corporation @ $75 exp. May 2007			(53,200)
688	Global Crossing Limited @ $30 exp. Jun 2007			(73,960)
342	GlobalSantaFe Corporation @ $62.50 exp. May 2007			(95,760)
319	GlobalSantaFe Corporation @ $60 exp. May 2007			(143,550)
413	Grant Prideco Inc. @ $50 exp. Jul 2007			(206,500)
2,582	Halliburton Company @ $32.50 exp. Jun 2007			(219,470)
1,294	Halliburton Company @ $32.50 exp. Jul 2007			(168,220)
330	Joy Global Inc. @ $45 exp. May 2007			(191,400)
228	Leap Wireless International Inc. @ $80 exp. May 2007			(30,780)
227	Leap Wireless International Inc. @ $75 exp. May 2007			(81,720)
455	Leap Wireless International Inc. @ $75 exp. Jul 2007			(254,800)
4,244	LSI Corporation @ $22.50 exp. Jun 2007			(63,660)
91	LSI Corporation @ $20 exp. Jun 2007			(5,915)
239	Medimmune Inc. @ $45 exp. May 2007			(282,020)
555	Medimmune Inc. @ $37.50 exp. May 2007			(1,071,150)
237	Medimmune Inc. @ $35 exp. May 2007			(517,845)
118	Medimmune Inc. @ $42.50 exp. Jun 2007			(171,100)
532	Medimmune Inc. @ $40 exp. Jun 2007			(901,740)
533	Medimmune Inc. @ $37.50 exp. Jun 2007			(1,036,685)
2,883	Millennium Pharmaceuticals Inc. @ $10 exp. May 2007			(331,545)
1,200	Precision Castparts Corporation @ $100 exp. May 2007			(852,000)
1,014	Shire Plc ADR @ $65 exp. May 2007			(537,420)
1,375	Shire Plc ADR @ $65 exp. Jul 2007			(955,625)
1,136	The Stanley Works @ $57.50 exp. Jul 2007			(397,600)
392	Teck Cominco Limited, Class ‘B’ @ $75 exp. May 2007			(145,040)
686	Teekay Shipping Corporation @ $55 exp. May 2007			(339,570)
174	Theravance Inc. @ $30 exp. Jun 2007			(73,080)
855	U.S. Cellular Corporation @ $75 exp. May 2007			(40,612)
725	Verigy Limited @ $17.50 exp. May 2007			(565,500)
972	Virgin Media @ $27.50 exp. Jun 2007			(38,880)
1,261	WESCO International Inc. @ $65 exp. May 2007			(126,100)
331	WESCO International Inc. @ $65 exp. Jul 2007			(115,850)

	Total Covered Call Options Written (premium $12,185,179)			(18,073,392)

	Total Investment Portfolio (100.35%)	$638,324,927	*	822,399,704 **

	Liabilities in excess of other assets (–0.35%)			(2,829,729)

	Net Assets (100.00%)			$819,569,975

*	At April 30, 2007 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of investments at April 30, 2007 were $205,405,877 and $21,331,100, respectively (net appreciation was $184,074,777).

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2007
(Unaudited)

Sector/Industry Classification

(1) Health Care Services
(2) Information Technology
(3) Materials
(4) Pharmaceuticals

(a)	Non-income producing security.
(b)

Restricted security priced at fair value by the Valuation Committee of the Board of Trustees. Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2007 is shown below:

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal

Assistive Technology Inc. Ser. E-1	10/31/1995	$883,921	—
Assistive Technology Inc. Ser. E-2	12/19/1996	500,000	—
Assistive Technology Inc. Ser. F Pfd.	12/07/2001	342,000	—
Assistive Technology Inc. Warrants	10/21/1998	382	—
Assistive Technology Inc. Ser. E-1 Warrants	10/21/1998	—	—

(c)	At April 30, 2007, all or a portion of this security was segregated to cover collateral requirement for options.
(d)	Security for which there is less than three market makers.
(e)	Securities valued in accordance with the fair value procedures under the supervision of the Board of Trustees, representing 0% of net assets.
(f)	All or a portion of the security is exempt from registration under the Securities Act of 1933.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2007
(Unaudited)

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America

Assets:
Investments, at value (cost: $16,413,424,733, $8,072,717,566, $597,071,209, $792,509,833, $650,510,106, respectively) (Note 1)	$21,683,621,040	$11,927,699,540	$671,006,791	$1,084,342,631	$840,473,096
Cash	3,561,093	1,944,913	977	145	688,878
Foreign cash (cost: $4,882,166)	—	4,869,389	—	—	—
Receivable for investment securities sold	23,599,123	26,071,526	97,680	1,563,734	11,352,895
Receivable for premiums for written options	—	—	—	—	362,264
Receivable for Fund shares sold	15,503,534	4,130,103	1,634,726	706,959	438,314
Accrued interest and dividends receivable	49,130,622	52,328,872	971,967	—	816,480
Investment for trustee deferred compensation plan (Note 2)	131,376	152,045	36,153	9,483	93,216
Other assets	388,146	217,805	10,980	21,124	34,100

Total Assets	21,775,934,934	12,017,414,193	673,759,274	1,086,644,076	854,259,243

Liabilities:
Options written, at value (premiums received $12,185,179) (Note 3)	—	—	—	—	18,073,392
Payable to custodian bank (cost: $1,389,734, $0, $0, $572,492 and $0, respectively)	1,376,844	—	—	566,062	—
Payable for Fund shares redeemed	18,960,997	6,301,953	1,173,336	3,404,022	140,507
Payable for investment securities purchased	67,761,560	32,444,690	1,409,608	1,662,382	15,280,245
Investment advisory fees payable (Note 3)	13,278,594	7,346,213	412,482	684,827	665,985
Administrative costs payable (Note 3)	283,277	156,719	8,799	14,610	10,656
Distribution fees payable (Note 4)	6,038,427	2,043,431	198,475	265,270	189,482
Services fees payable (Note 4)	1,118,403	253,463	43,406	34,734	11,493
Trustee deferred compensation plan (Note 2)	131,376	152,045	36,153	9,483	93,216
Accrued expenses and other liabilities	5,737,669	3,286,862	182,272	436,485	224,292

Total Liabilities	114,687,147	51,985,376	3,464,531	7,077,875	34,689,268

Net Assets:
Capital stock (par value, $0.001 per share)	449,621	443,578	41,391	50,559	29,127
Capital surplus	15,869,725,350	7,905,245,091	591,032,423	793,048,024	581,311,696
Net unrealized appreciation (depreciation) on:
Investments	5,270,196,307	3,854,981,974	73,935,582	291,832,798	189,962,990
Foreign currency related transactions	98,308	267,785	—	13,482	—
Written Options	—	—	—	—	(5,888,213)
Undistributed net realized gains on investments	757,491,767	445,026,731	2,559,582	30,517,829	46,361,461
Undistributed net investment income (loss)	(236,713,566)	(240,536,342)	2,725,765	(35,896,491)	7,792,914

Net Assets	$21,661,247,787	$11,965,428,817	$670,294,743	$1,079,566,201	$819,569,975

Class A share capital	$13,128,832,253	$6,266,489,142	$333,620,600	$763,672,803	$58,997,925
Shares of beneficial interest outstanding (Class A) (Note 6)	272,044,657	232,792,003	20,603,918	35,731,225	2,110,178
Net asset value per share	$48.26	$26.92	$16.19	$21.37	$27.96
Maximum offering price per share	$50.80	$28.34	$17.04	$22.49	$29.43
Class I share capital	$3,060,646,451	$4,462,067,072	$123,107,237	$151,408,444	—
Shares of beneficial interest outstanding (Class I) (Note 6)	63,211,504	164,297,454	7,535,138	7,041,774	—
Net asset value per share	$48.42	$27.16	$16.34	$21.50	—
Class C share capital	$5,471,769,083	$1,236,872,603	$213,566,906	$164,484,954	$56,833,916
Shares of beneficial interest outstanding (Class C) (Note 6)	114,365,271	46,488,647	13,251,748	7,786,407	2,202,292
Net asset value per share	$47.84	$26.61	$16.12	$21.12	$25.81
Class Y share capital	—	—	—	—	$703,738,134
Shares of beneficial interest outstanding (Class Y) (Note 6)	—	—	—	—	24,814,608
Net asset value per share	—	—	—	—	$28.36

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007
(Unaudited)

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America

Investment Income:
Income:
Interest	$123,683,964	$77,600,174	$6,798,480	$1,100,403	$1,540,825
Dividends (net of $10,161,727, $9,408,172, $0, $110,337, $20,724, foreign taxes withheld, respectively)	135,157,215	81,460,144	3,291,372	2,066,340	11,766,695
Other Income	324,169	—	37,175	—	—

Total income	259,165,348	159,060,318	10,127,027	3,166,743	13,307,520

Expenses:
Investment advisory fees (Note 3)	76,625,505	42,688,129	2,265,919	4,046,491	3,859,652
Administrative costs (Note 3)	1,634,677	910,680	48,339	86,325	61,754
Distribution fees (Note 4)
Class A	15,521,534	7,483,416	367,919	958,172	64,702
Class C	19,412,284	4,440,184	699,177	609,221	193,087
Class Y	—	—	—	—	835,848
Service fees—Class C (Note 4)	6,470,761	1,480,061	233,059	203,074	64,362
Shareholder servicing agent fees	7,161,360	3,253,496	425,422	615,686	384,173
Custodian fees	1,398,496	1,213,402	17,279	181,430	13,799
Printing fees	792,002	392,279	38,890	62,397	31,669
Accounting fees	486,649	268,714	15,672	25,697	16,051
Professional fees	370,143	69,940	29,029	48,101	40,286
Registration and filing fees	309,077	150,314	59,708	46,437	48,668
Legal fees	256,262	149,044	6,527	13,308	8,850
Trustees’ fees	254,691	141,872	7,468	13,383	10,492
Insurance fees	153,181	89,229	3,491	9,049	12,881
Miscellaneous fees	4,507	2,266	182	236	225

Total expenses	130,851,129	62,733,026	4,218,081	6,919,007	5,646,499

Expense reductions due to earnings credits (Note 1)	(718,876)	(303,453)	(18,270)	(44,597)	(31,678)

Net expenses	130,132,253	62,429,573	4,199,811	6,874,410	5,614,821

Net investment income (loss) (Note 1)	129,033,095	96,630,745	5,927,216	(3,707,667)	7,692,699

Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1):
Net realized gains (losses) from:
Investment transactions	755,505,176	441,723,655	2,481,774	30,881,800	58,417,894
Foreign currency related transactions	11,957,552	8,518,099	(253)	(16,877)	—
Written Options	—	—	—	—	(9,894,345)

	767,462,728	450,241,754	2,481,521	30,864,923	48,523,549

Change in unrealized appreciation (depreciation) of:
Investments	1,128,111,403	886,191,977	26,577,478	54,305,665	50,282,264
Foreign currency related transactions	(2,475,819)	6,772	—	13,482	—
Written Options	—	—	—	—	(5,801,515)

	1,125,635,584	886,198,749	26,577,478	54,319,147	44,480,749

Net gains on investments, foreign currency related transactions and written options	1,893,098,312	1,336,440,503	29,058,999	85,184,070	93,004,298

Net Increase in Net Assets Resulting from Operations	$2,022,131,407	$1,433,071,248	$34,986,215	$81,476,403	$100,696,997

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	First Eagle Global Fund		First Eagle Overseas Fund

	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006

Operations:
Net investment income (loss)	$129,033,095	$202,086,191	$96,630,745	$160,352,124
Net realized gain from investments, foreign currency related transactions and written options	767,462,728	1,729,022,968	450,241,754	1,110,693,744
Increase (decrease) in unrealized appreciation (depreciation) of investments, foreign currency related transactions and written options	1,125,635,584	1,269,653,522	886,198,749	711,018,507

Net increase in net assets resulting from operations	2,022,131,407	3,200,762,681	1,433,071,248	1,982,064,375

Distributions to Shareholders:
Dividends paid from net investment income	(466,827,023)	(283,481,518)	(357,741,423)	(301,669,892)
Distributions paid from net realized gains from investment transactions
Class A	(890,383,733)	(380,311,467)	(474,701,910)	(320,085,336)
Class I	(199,381,200)	(70,203,372)	(329,439,371)	(199,381,304)
Class C	(374,703,576)	(155,099,118)	(95,188,701)	(65,934,209)
Class Y	—	—	—	—

Decrease in net assets resulting from distributions	(1,931,295,532)	(889,095,475)	(1,257,071,405)	(887,070,741)

Fund Share Transactions (Note 6):
Net proceeds from shares sold	1,634,716,512	3,058,013,044	721,084,667	1,611,386,621
Net asset value of shares issued for reinvested dividends and distributions	1,592,691,429	737,750,171	1,061,174,199	741,975,762
Cost of shares redeemed	(1,079,792,716)	(1,790,535,142)	(953,400,099)	(1,376,427,484)

Increase in net assets from Fund share transactions	2,147,615,225	2,005,228,073	828,858,767	976,934,899

Net increase in net assets	2,238,451,100	4,316,895,279	1,004,858,610	2,071,928,533

Net Assets:
Beginning of period	19,422,796,687	15,105,901,408	10,960,570,207	8,888,641,674

End of period (including undistributed net investment (loss) income of $(236,713,566), $101,080,362, $(240,536,342), $20,593,575, $2,725,765, $6,110,042, $(35,896,491), $969,257 and $7,792,914, $100,216, respectively	$21,661,247,787	$19,422,796,687	$11,965,428,817	$10,960,570,207

See Notes to Financial Statements.

First Eagle U.S. Value Fund		First Eagle Gold Fund		First Eagle Fund of America

Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006

$5,927,216	$7,140,779	$(3,707,667)	$(7,303,097)	$7,692,699	$(2,638,843)

2,481,521	25,876,243	30,864,923	197,637,626	48,523,549	106,682,335

26,577,478	15,113,970	54,319,147	104,692,554	44,480,749	14,367,100

34,986,215	48,130,992	81,476,403	295,027,083	100,696,997	118,410,592

(9,311,493)	(5,204,225)	(33,158,082)	(21,502,525)	—	—

(10,814,242)	(2,885,328)	(100,864,904)	—	(5,917,839)	(2,779,103)
(4,725,972)	(1,280,821)	(19,372,844)	—	—	—
(6,912,351)	(1,879,885)	(21,208,209)	—	(6,484,100)	(3,556,274)
—	—	—	—	(81,196,048)	(59,542,911)

(31,764,058)	(11,250,259)	(174,604,039)	(21,502,525)	(93,597,987)	(65,878,288)

169,478,927	243,977,278	76,565,896	339,700,156	52,398,667	67,272,045

22,893,688	8,022,368	141,010,688	17,043,395	78,266,917	58,571,211
(54,756,511)	(74,814,310)	(123,780,442)	(320,345,919)	(83,758,665)	(161,334,938)

137,616,104	177,185,336	93,796,142	36,397,632	46,906,919	(35,491,682)

140,838,261	214,066,069	668,506	309,922,190	54,005,929	17,040,622

529,456,482	315,390,413	1,078,897,695	768,975,505	765,564,046	748,523,424

$670,294,743	$529,456,482	$1,079,566,201	$1,078,897,695	$819,569,975	$765,564,046

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 — Significant Accounting Policies

First Eagle Funds (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a “Fund” or collectively the “Funds”). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was until April 23, 2004 a Maryland corporation operating under the name First Eagle Funds, Inc. (First Eagle SoGen Funds, Inc. prior to December 31, 2002). First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. The First Eagle Gold Fund’s investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America is a U.S. equity fund with a unique event-driven bias that seeks capital appreciation.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment valuation—Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)).

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.). Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

b) Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations. Investment income is allocated to each Fund’s share class in proportion to its relative net assets.

c) Expenses—Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund’s average daily net assets relative to the total average daily net

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

assets of the First Eagle Variable Funds. Earnings credits reduce custody fees, shareholder servicing agent fees and accounting fees by the amount of interest earned on balances with such service providers.

d) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts until these contracts are closed out, at which time the Funds realize a gain or loss. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

f) Structured notes—In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships (“Qualifying Income”). There currently is some uncertainty as to the status of income from commodity-linked structured notes in which certain of the First Eagle Funds have invested, and these Funds have treated such income as Qualifying Income. If any Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to each Fund’s earnings and profits.

g) Repurchase agreements—The First Eagle Fund of America may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

h) Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the First Eagle Fund of America may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

First Eagle Fund of America generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. First Eagle Fund of America may also use options for speculative purposes, although it does not employ options for this purpose at the present time. First Eagle Fund of America will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. First Eagle Fund of America will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, First Eagle Fund of America will realize a gain equal to the amount of the premium received. When First Eagle Fund of America enters into a closing purchase transaction, First Eagle Fund of America will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that First Eagle Fund of America may incur a loss if the market price of the security decreases and the option is exercised. First Eagle Fund of America also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

i) Short Sales—The First Eagle Fund of America may seek to realize additional gains through short sale transactions in securities listed on one or more national security exchanges, or in unlisted securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. There were no open short sales at April 30, 2007.

j) United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America declare and pay such income, dividends and capital gains distributions on an annual basis.

k) Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

l) Class Accounting—Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

m) Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

n) Recently issued accounting pronouncements—In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Trust is currently evaluating the impact that FASB Interpretation No. 48 will have on the Trust’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS is not expected to have a material impact on the Fund’s financial statements.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2 — Investment Advisory Agreements and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (the “Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the “Advisory Agreement”) an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund’s average daily net assets and First Eagle Fund of America at 1% of each Fund’s average daily net assets. Prior to March 1, 2004, First Eagle Global Fund’s annual advisory fee was at a rate of 1% of the first $25,000,000 and 0.75% in excess of $25,000,000.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the six months ended April 30, 2007, the Funds reimbursed the Adviser amounts as disclosed in the Statements of Operations.

Prior to December 31, 2002, the Adviser had agreed to reimburse the First Eagle U.S. Value Fund to the extent that the aggregate annualized expenses exceeded 1.50% for Class A, 1.25% for Class I and 2.25% for Class C of average daily net assets. If necessary, the Adviser agreed to reimburse the First Eagle Gold Fund to the extent that the aggregate annualized expenses exceeded 2% for Class I and 3% for Class C of average daily net assets until February 29, 2004. For the period from November 1, 2003 to February 29, 2004, the Adviser did not need to reimburse or waive any of First Eagle Gold Fund’s fees.

Pursuant to a subadvisory agreement, dated December 10, 2002 (“Subadvisory Agreement”) with the Adviser/Iridian Asset Management LLC (“Iridian” or the “Subadviser”) manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880, is a majority-owned subsidiary of BIAM (US), Inc., a U.S. subsidiary of The Governor and Company of The Bank of Ireland. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund’s distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

On December 6, 2002, First Eagle Funds Distributors, a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, assumed the duties of the Funds’ principal underwriter. Previously, Arnhold and S. Bleichroeder, Inc. (“ASB”) acted as the Fund’s principal underwriter. For the six months ended April 30, 2007, First Eagle Funds Distributors realized $585,689, $74,377, $78,354, $28,362 and $14,558, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Included in the accrued expenses, on the accompanying statements of assets and liabilities of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America are fees that are payable to trustees in the amounts of $47,400, $26,444, $1,387, $2,515 and $1,792, respectively. The Trust adopted a Trustee Deferred Compensation Plan which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan.

Note 3 — Options

For the six months ended April 30, 2007, First Eagle Fund of America had the following written options transactions:

	Number of Contracts	Premium

Options outstanding at October 31, 2006	54,352	$13,742,018
Options written	139,557	37,124,993
Options assigned	(17,764)	(5,595,814)
Options expired/closed	(124,862)	(33,086,018)

Options outstanding at April 30, 2007	51,283	$12,185,179

As of April 30, 2007, portfolio securities valued at $246,491,600 were segregated to cover collateral requirements for written options.

Additionally, First Eagle Fund of America had the following long options transactions:

	Number of Contracts	Premium

Options outstanding at October 31, 2006	839	$390,727
Options expired/closed	(839)	(390,727)

Options outstanding at April 30, 2007	—	$—

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (“the Plans”) with First Eagle Funds Distributors, a division of ASB Securities LLC (“the Distributor”), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor quarterly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund’s average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor quarterly, a distribution fee with respect to Class Y, Class C and Class A shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Prior to March 1, 2005, First Eagle Fund of America’s distribution fee for its Class A shares was at an annual rate of 0.50% of average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received for payments to qualifying dealers for their assistance in the distribution of a Fund’s shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the six months ended April 30, 2007 the distribution fees incurred by the Funds were as disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund’s average daily net assets, payable quarterly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the six months ended April 30, 2007 the services fees incurred by the Funds were as disclosed in the Statements of Operations.

Note 5 — Purchases and Sales of Securities

During the six months ended April 30, 2007 the aggregate cost of purchases of investments, excluding short-term securities, totaled $2,522,872,527, $1,382,280,970, $107,963,744, $25,805,239 and $191,828,906 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding short-term securities, totaled $2,056,513,572, $892,575,549, $23,113,845, $58,134,576 and $214,386,318 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

FIRST EAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6—Capital Stock

At April 30, 2007, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2007

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	17,851,063	8,488,379	8,663,899	14,610,392	11,134,403	2,262,589	5,584,413	1,451,714	3,608,874
Shares issued for reinvested dividends and distributions	23,202,772	4,328,547	7,497,567	24,146,635	14,846,977	3,553,059	870,048	157,705	435,662
Shares redeemed	(14,130,506)	(3,990,398)	(4,828,067)	(22,652,134)	(11,303,573)	(2,803,113)	(1,516,591)	(1,106,538)	(801,492)

Net increase	26,923,329	8,826,528	11,333,399	16,104,893	14,677,807	3,012,535	4,937,870	502,881	3,243,044

	Year Ended October 31, 2006

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	35,583,874	16,936,625	15,968,391	31,491,864	28,485,440	4,335,354	7,931,207	3,378,844	4,664,020
Shares issued for reinvested dividends and distributions	12,214,236	1,781,748	3,641,882	19,245,274	10,302,236	2,877,882	324,121	50,463	166,361
Shares redeemed	(26,998,818)	(5,439,910)	(7,574,088)	(35,686,105)	(13,619,021)	(5,445,943)	(2,654,731)	(889,439)	(1,348,459)

Net increase (decrease)	20,799,292	13,278,463	12,036,185	15,051,033	25,168,655	1,767,293	5,600,597	2,539,868	3,481,922

Six Months Ended April 30, 2007

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

2,158,687	698,563	706,865	1,215,489	443,260	311,993

4,971,320	934,960	928,750	2,621,034	219,398	213,865
(4,359,508)	(829,030)	(656,843)	(2,763,404)	(201,470)	(163,027)

2,770,499	804,493	978,772	1,073,119	461,188	362,831

Year Ended October 31, 2006

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

10,404,322	1,884,960	2,710,203	1,258,857	690,423	623,809

676,086	106,997	94,725	2,071,253	101,510	118,604
(10,768,465)	(541,824)	(2,679,916)	(5,465,037)	(267,431)	(339,524)

311,943	1,450,133	125,012	(2,134,927)	524,502	402,889

FIRST EAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Transactions in dollars of capital stock were as follows:

	Six Months Ended April 30, 2007

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	$836,462,486	$397,630,309	$400,623,716	$376,705,872	$287,613,183	$56,765,612	$88,960,863	$23,233,275	$57,284,790
Shares issued for reinvested dividends and distributions	1,055,958,184	197,468,312	339,264,933	601,009,578	372,510,660	87,653,961	13,607,553	2,485,438	6,800,696
Shares redeemed	(665,226,387)	(188,809,276)	(225,757,052)	(586,653,668)	(294,709,669)	(72,036,762)	(24,240,307)	(17,762,955)	(12,753,249)

Net increase	$1,227,194,283	$406,289,345	$514,131,597	$391,061,782	$365,414,174	$72,382,811	$78,328,109	$7,955,758	$51,332,237

	Year Ended October 31, 2006

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	$1,596,531,159	$754,220,639	$707,261,246	$787,524,279	$719,043,046	$104,819,296	$121,442,539	$51,563,403	$70,971,336
Shares issued for reinvested dividends and distributions	511,287,885	74,705,038	151,757,248	439,754,509	236,950,899	65,270,354	4,803,478	753,419	2,465,472
Shares redeemed	(1,207,582,500)	(243,958,680)	(338,993,962)	(897,093,982)	(344,196,140)	(135,137,362)	(40,509,067)	(13,759,193)	(20,546,051)

Net increase (decrease)	$900,236,544	$584,966,997	$520,024,532	$330,184,806	$611,797,805	$34,952,288	$85,736,950	$38,557,629	$52,890,757

Note 7—Indemnification and Foreign Investment Risk

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Six Months Ended April 30, 2007

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

$46,178,419	$15,164,398	$15,223,079	$32,773,742	$11,930,022	$7,694,871

102,608,042	19,400,427	19,002,220	67,648,890	5,581,501	5,036,526
(91,952,759)	(18,018,057)	(13,809,627)	(74,343,058)	(5,405,750)	(4,009,856)

$56,833,702	$16,546,768	$20,415,672	$26,079,574	$12,105,773	$8,721,541

Year Ended October 31, 2006

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

$236,601,779	$42,023,295	$61,075,082	$33,619,294	$18,235,645	$15,417,073

13,129,705	2,086,441	1,827,249	53,169,070	2,572,259	2,829,882
(247,252,691)	(13,257,098)	(59,836,130)	(145,954,594)	(7,020,402)	(8,359,942)

$2,478,793	$30,852,638	$3,066,201	$(59,166,230)	$13,787,502	$9,887,013

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

	Six Months Ended April 30, 2007 (Unaudited)			Year Ended October 31,

				2006			2005

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of period	$48.36	$48.56	$47.83	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30

Income from investment operations:
Net investment income	0.33	0.39	0.15	0.59	0.71	0.25	0.48	0.60	0.19
Net realized and unrealized gains (losses) on investments	4.43	4.44	4.38	7.82	7.85	7.77	6.07	6.06	6.01

Total from investment operations	4.76	4.83	4.53	8.41	8.56	8.02	6.55	6.66	6.20

Less distributions:
Dividends from net investment income	(1.23)	(1.34)	(0.89)	(0.84)	(0.94)	(0.57)	(0.43)	(0.50)	(0.26)
Distributions from capital gains	(3.63)	(3.63)	(3.63)	(1.68)	(1.68)	(1.68)	(0.18)	(0.18)	(0.18)

Total distributions	(4.86)	(4.97)	(4.52)	(2.52)	(2.62)	(2.25)	(0.61)	(0.68)	(0.44)

Net asset value, end of period	$48.26	$48.42	$47.84	$48.36	$48.56	$47.83	$42.47	$42.62	$42.06

Total Return[c]	10.43%[b]	10.57%[b]	10.01%[b]	20.73%	21.06%	19.86%	18.15%	18.42%	17.23%
Ratios and Supplemental Data
Net assets, end of period (millions)	$13,129	$3,061	$5,472	$11,854	$2,641	$4,928	$9,526	$1,752	$3,828
Ratio of operating expenses to average net assets[e]	1.12%[a]	0.87%[a]	1.87%[a]	1.13%	0.88%	1.88%	1.20%	0.95%	1.95%
Ratio of net investment income to average net assets[f]	1.42%[a]	1.67%[a]	0.67%[a]	1.31%	1.57%	0.56%	1.21%	1.48%	0.47%
Portfolio turnover rate	11.94%[b]	11.94%[b]	11.94%[b]	28.59%	28.59%	28.59%	12.29%	12.29%	12.29%

*	Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2004			2003			2002

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$32.37	$32.41	$32.15	$24.34	$24.36	$24.15	$22.87	$22.89	$22.68

0.50	0.56	0.23	0.53	0.59	0.30	0.53	0.27	0.72

5.18	5.22	5.18	8.39	8.41	8.38	1.66	1.98	1.29

5.68	5.78	5.41	8.92	9.00	8.68	2.19	2.25	2.01

(0.67)	(0.70)	(0.41)	(0.49)	(0.55)	(0.28)	(0.63)	(0.69)	(0.45)

(0.85)	(0.85)	(0.85)	(0.40)	(0.40)	(0.40)	(0.09)	(0.09)	(0.09)

(1.52)	(1.55)	(1.26)	(0.89)	(0.95)	(0.68)	(0.72)	(0.78)	(0.54)

$36.53	$36.64	$36.30	$32.37	$32.41	$32.15	$24.34	$24.36	$24.15

18.18%	18.47%	17.31%	37.75%	38.14%	36.77%	9.76%	10.03%	8.98%

$5,972	$641	$1,986	$3,255	$242	$617	$1,785	$85	$104

1.24%	0.99%	1.99%	1.32%	1.06%	2.07%	1.34%	1.09%	2.10%

1.46%	1.67%	0.66%	1.91%	2.11%	1.07%	2.14%	2.37%	1.31%
4.94%	4.94%	4.94%	7.20%	7.20%	7.20%	19.75%	19.75%	19.75%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS—(Continued)

	Six Months Ended April 30, 2007 (Unaudited)			Year Ended October 31,

				2006			2005

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of period	$26.70	$26.94	$26.33	$24.13	$24.33	$23.83	$20.25	$20.37	$19.97

Income from investment operations:
Net investment income (losses)	0.22	0.25	0.12	0.39	0.46	0.20	0.27	0.33	0.10
Net realized and unrealized gains (losses) on investments	3.07	3.11	3.04	4.57	4.60	4.53	3.96	3.99	3.93

Total from investment operations	3.29	3.36	3.16	4.96	5.06	4.73	4.23	4.32	4.03

Less distributions:
Dividends from net investment income	(0.87)	(0.94)	(0.68)	(0.81)	(0.87)	(0.65)	(0.24)	(0.25)	(0.06)
Distributions from capital gains	(2.20)	(2.20)	(2.20)	(1.58)	(1.58)	(1.58)	(0.11)	(0.11)	(0.11)

Total distributions	(3.07)	(3.14)	(2.88)	(2.39)	(2.45)	(2.23)	(0.35)	(0.36)	(0.17)

Net asset value, end of period	$26.92	$27.16	$26.61	$26.70	$26.94	$26.33	$24.13	$24.33	$23.83

Total Return[c]	13.27%[b]	13.43%[b]	12.85%[b]	22.24%	22.53%	21.33%	21.16%	21.47%	20.28%
Ratios and Supplemental Data
Net assets, end of period (millions)	$6,266	$4,462	$1,237	$5,785	$4,031	$1,145	$4,866	$3,028	$994
Ratio of operating expenses to average net assets[e]	1.11%[a]	0.86%[a]	1.86%[a]	1.12%	0.87%	1.87%	1.18%	0.93%	1.93%
Ratio of net investment income (loss) to average net assets[f]	1.68%[a]	1.94%[a]	0.93%[a]	1.57%	1.82%	0.81%	1.21%	1.46%	0.46%
Portfolio turnover rate	9.77%[b]	9.77%[b]	9.77%[b]	27.98%	27.98%	27.98%	19.40%	19.40%	19.40%

*	Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2004			2003			2002

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$17.50	$17.57	$17.28	$12.45	$12.48	$12.30	$11.21	$11.21	$11.15

0.17	0.22	0.03	0.18	0.22	0.07	0.12	0.15	0.02

3.20	3.22	3.17	5.09	5.10	5.04	1.12	1.12	1.13

3.37	3.44	3.20	5.27	5.32	5.11	1.24	1.27	1.15

(0.47)	(0.49)	(0.36)	(0.21)	(0.22)	(0.12)	—	—	—

(0.15)	(0.15)	(0.15)	(0.01)	(0.01)	(0.01)	—	—	—

(0.62)	(0.64)	(0.51)	(0.22)	(0.23)	(0.13)	—	—	—

$20.25	$20.37	$19.97	$17.50	$17.57	$17.28	$12.45	$12.48	$12.30

19.77%	20.09%	18.89%	42.96%	43.29%	41.91%	11.06%	11.33%	10.31%

$3,846	$2,152	$804	$2,345	$1,084	$390	$766	$209	$66

1.25%	1.00%	2.00%	1.31%	1.05%	2.05%	1.39%	1.15%	2.15%

0.90%	1.17%	0.17%	1.23%	1.48%	0.45%	0.96%	1.17%	0.19%
5.88%	5.88%	5.88%	3.46%	3.46%	3.46%	10.52%	10.52%	10.52%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

	Six Months Ended April 30, 2007 (Unaudited)			Year Ended October 31,

				2006			2005

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of period	$16.19	$16.34	$16.08	$14.95	$15.07	$14.90	$13.95	$14.05	$13.92

Income from investment operations:
Net investment income (loss)	0.17	0.19	0.11	0.29	0.33	0.17	0.20	0.24	0.10
Net realized and unrealized gains on investments	0.79	0.80	0.79	1.46	1.48	1.47	1.35	1.36	1.35

Total from investment operations	0.96	0.99	0.90	1.75	1.81	1.64	1.55	1.60	1.45

Less distributions:
Dividends from net investment income	(0.30)	(0.33)	(0.20)	(0.24)	(0.27)	(0.19)	(0.20)	(0.23)	(0.12)
Distributions from capital gains	(0.66)	(0.66)	(0.66)	(0.27)	(0.27)	(0.27)	(0.35)	(0.35)	(0.35)

Total distributions	(0.96)	(0.99)	(0.86)	(0.51)	(0.54)	(0.46)	(0.55)	(0.58)	(0.47)

Net asset value, end of period	$16.19	$16.34	$16.12	$16.19	$16.34	$16.08	$14.95	$15.07	$14.90

Total Return[c]	6.09%[b]	6.26%[b]	5.73%[b]	12.05%	12.35%	11.26%	11.35%	11.65%	10.56%
Ratios and Supplemental Data
Net assets, end of period (millions)	$334	$123	$214	$254	$115	$161	$150	$68	$97
Ratio of operating expenses to average net assets[e]	1.21%[a]	0.96%[a]	1.96%[a]	1.25%	0.99%	1.99%	1.28%	1.04%	2.02%
Ratio of net investment income (loss) to average net assets[f]	2.13%[a]	2.42%[a]	1.38%[a]	1.87%	2.13%	1.13%	1.40%	1.63%	0.67%
Portfolio turnover rate	5.81%[b]	5.81%[b]	5.81%[b]	31.76%	31.76%	31.76%	17.22%	17.22%	17.22%

* Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2004			2003			2002

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$12.71	$12.76	$12.61	$10.56	$10.59	$10.48	$10.16	$10.16	$10.14

0.22	0.27	0.13	0.19	0.23	0.11	0.13	0.14	0.13

1.66	1.65	1.64	2.46	2.45	2.43	0.29	0.31	0.23

1.88	1.92	1.77	2.65	2.68	2.54	0.42	0.45	0.36

(0.32)	(0.31)	(0.14)	(0.16)	(0.17)	(0.07)	—	—	—

(0.32)	(0.32)	(0.32)	(0.34)	(0.34)	(0.34)	(0.02)	(0.02)	(0.02)

(0.64)	(0.63)	(0.46)	(0.50)	(0.51)	(0.41)	(0.02)	(0.02)	(0.02)

$13.95	$14.05	$13.92	$12.71	$12.76	$12.61	$10.56	$10.59	$10.48

15.38%	15.58%	14.43%	26.10%	26.34%	25.03%	4.12%	4.41%	3.53%

$62	$54	$29	$41	$49	$20	$22	$31	$10

1.38%	1.13%	2.13%	1.51%	1.26%	2.26%	1.50%	1.25%	2.25%

1.66%	2.00%	0.95%	1.72%	1.99%	0.97%	1.65%	1.85%	0.93%
23.47%	23.47%	23.47%	33.45%	33.45%	33.45%	22.66%	22.66%	22.66%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS—(Continued)

	Six Months Ended April 30, 2007 (Unaudited)						Year Ended October 31,

							2006

	Class A		Class I		Class C		Class A	Class I	Class C

First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of period	$23.48		$23.62		$23.17		$17.45	$17.55	$17.25

Income from investment operations:
Net investment (loss) income	(0.07)		(0.04)		(0.14)		(0.13)	(0.08)	(0.30)
Net realized and unrealized gains on investments	1.76		1.77		1.73		6.65	6.69	6.60

Total from investment operations	1.69		1.73		1.59		6.52	6.61	6.30

Less distributions:
Dividends from net investment income	(0.74)		(0.79)		(0.58)		(0.49)	(0.54)	(0.38)
Distributions from capital gains	(3.06)		(3.06)		(3.06)		—	—	—

Total distributions	(3.80)		(3.85)		(3.64)		(0.49)	(0.54)	(0.38)

Net asset value, end of period	$21.37		$21.50		$21.12		$23.48	$23.62	$23.17

Total Return[c]	7.77%[b]		7.92%[b]		7.37	% [b]	37.97%	38.29%	36.95%
Ratios and Supplemental Data
Net assets, end of period (millions)	$764		$151		$164		$774	$147	$158
Ratio of operating expenses to average net assets[e]	1.20%[a]		0.95%[a]		1.95%[a]		1.21%	0.96%	1.96%
Ratio of net investment (loss) income to average net assets[f]	(0.61	%) [a]	(0.36	%) [a]	(1.36	%) [a]	(0.59%)	(0.34%)	(1.33%)
Portfolio turnover rate	2.49%[b]		2.49%[b]		2.49%[b]		32.26%	32.26%	32.26%

*	Per share amounts have been calculated using the average shares method.
**	Amount represents less than $0.01 per share.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2005			2004			2003					2002

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class Id		Class Cd		Class A

$16.82	$16.88	$16.76	$15.99	$16.03	$15.96	$10.41	$12.41		$12.41		$6.17

(0.04)	0.00**	(0.16)	(0.10)	(0.05)	(0.21)	(0.06)	(0.02)		(0.09)		0.01
0.67	0.67	0.65	1.49	1.48	1.47	5.72	3.64		3.64		4.30

0.63	0.67	0.49	1.39	1.43	1.26	5.66	3.62		3.55		4.31

—	—	—	(0.56)	(0.58)	(0.46)	(0.08)	—		—		(0.07)
—	—	—	—	—	—	—	—		—		—

—	—	—	(0.56)	(0.58)	(0.46)	(0.08)	—		—		(0.07)

$17.45	$17.55	$17.25	$16.82	$16.88	$16.76	$15.99	$16.03		$15.96		$10.41

3.75%	3.97%	2.92%	8.59%	8.82%	7.79%	54.64%	29.17%[b]		28.61%[b]		70.70%

$570	$84	$115	$516	$75	$92	$374	$30		$32		$90
1.29%	1.04%	2.04%	1.39%	1.14%	2.14%	1.49%	1.23%[a]		2.19%[a]		1.66%

(0.24%)	0.02%	(0.98%)	(0.62%)	(0.35%)	(1.34%)	(0.43%)	(0.24	%) [a]	(1.26	%) [a]	0.09%
21.73%	21.73%	21.73%	3.61%	3.61%	3.61%	0.98%	0.98%		0.98%		4.27%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS—(Continued)

				Year Ended October 31,
	Six Months Ended April 30, 2007 (Unaudited)
				2006			2005

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of period	$28.28	$26.12	$27.92	$26.42	$24.74	$26.11	$25.81	$24.44	$25.54

Income from investment operations:
Net investment income (loss)	0.28	0.17	0.28	(0.08)	(0.26)	(0.08)	(0.07)	(0.26)	(0.09)
Net realized and unrealized gains on investments	3.28	3.00	3.24	4.28	3.98	4.23	2.38	2.26	2.36

Total from investment operations	3.56	3.17	3.52	4.20	3.72	4.15	2.31	2.00	2.27

Distributions from capital gains	(3.48)	(3.48)	(3.48)	(2.34)	(2.34)	(2.34)	(1.70)	(1.70)	(1.70)

Total distributions	(3.48)	(3.48)	(3.48)	(2.34)	(2.34)	(2.34)	(1.70)	(1.70)	(1.70)

Net asset value, end of period	$28.36	$25.81	$27.96	$28.28	$26.12	$27.92	$26.42	$24.74	$26.11

Total Return[c]	13.79%[b]	13.40%[b]	13.83%[b]	16.80%	15.93%	16.81%	9.23%	8.43%	9.16%
Ratios and Supplemental Data
Net assets, end of period (millions)	$704	$57	$59	$671	$48	$46	$684	$36	$29
Ratio of operating expenses to average net assets[e]	1.40%[a]	2.15%[a]	1.40%[a]	1.41%	2.16%	1.41%	1.43%	2.17%	1.49%
Ratio of net investment income (loss) to average net assets[f]	2.03%[a]	1.35%[a]	2.12%[a]	(0.30%)	(1.05%)	(0.30%)	(0.27%)	(1.03%)	(0.34%)
Portfolio turnover rate	26.43%[b]	26.43%[b]	26.43%[b]	40.38%	40.38%	40.38%	54.54%	54.54%	54.54%

* Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2004			2003			2002

Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

$23.03	$21.99	$22.80	$19.47	$18.73	$19.29	$20.87	$20.24	$20.72

(0.16)	(0.33)	(0.22)	(0.17)	(0.31)	(0.22)	(0.17)	(0.32)	(0.22)

3.41	3.25	3.43	3.73	3.57	3.73	(0.66)	(0.62)	(0.64)

3.25	2.92	3.21	3.56	3.26	3.51	(0.83)	(0.94)	(0.86)

(0.47)	(0.47)	(0.47)	—	—	—	(0.57)	(0.57)	(0.57)

(0.47)	(0.47)	(0.47)	—	—	—	(0.57)	(0.57)	(0.57)

$25.81	$24.44	$25.54	$23.03	$21.99	$22.80	$19.47	$18.73	$19.29

14.30%	13.46%	14.27%	18.28%	17.41%	18.20%	(4.21%)	(4.90%)	(4.39%)

$601	$14	$17	$554	$11	$6	$473	$6	$2
1.46%	2.21%	1.72%	1.50%	2.25%	1.75%	1.51%	2.26%	1.76%

(0.63%)	(1.39%)	(0.91%)	(0.79%)	(1.55%)	(1.07%)	(0.82%)	(1.57%)	(1.07%)
44.68%	44.68%	44.68%	47.88%	47.88%	47.88%	51.25%	51.25%	51.25%

FIRST EAGLE FUNDS

NOTES TO FINANCIAL HIGHLIGHTS

[a]	Annualized
[b]	Not annualized
[c]	Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00%
[d]	May 15, 2003 inception date
[e]

The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Six Months Ended April 30, 2007[a] (Unaudited)			Year Ended October 31,

				2006			2005

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Global Fund	1.12%	0.88%	1.87%	1.14%	0.89%	1.89%	1.20%	0.95%	1.95%
First Eagle Overseas Fund	1.12%	0.87%	1.87%	1.12%	0.87%	1.87%	1.18%	0.93%	1.93%
First Eagle U.S. Value Fund	1.21%	0.96%	1.96%	1.25%	1.00%	2.00%	1.28%	1.04%	2.02%
First Eagle Gold Fund	1.20%	0.95%	1.95%	1.22%	0.97%	1.97%	1.30%	1.05%	2.05%

	Six Months Ended April 30, 2007[a] (Unaudited)			Year Ended October 31,

				2006			2005

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America	1.41%	2.16%	1.41%	1.41%	2.16%	1.41%	1.43%	2.17%	1.49%

[f]

The ratio of net investment income/(loss) to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Six Months Ended April 30, 2007[a] (Unaudited)			Year Ended October 31,

				2006			2005

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Global Fund	1.41%	1.66%	0.66%	1.30%	1.57%	0.56%	1.20%	1.48%	0.47%
First Eagle Overseas Fund	1.67%	1.93%	0.92%	1.56%	1.82%	0.81%	1.21%	1.46%	0.46%
First Eagle U.S. Value Fund	2.13%	2.41%	1.38%	1.87%	2.12%	1.12%	1.40%	1.63%	0.66%
First Eagle Gold Fund	(0.62%)	(0.37%)	(1.37%)	(0.59%)	(0.34%)	(1.34%)	(0.24%)	(0.01%)	(0.98%)

	Six Months Ended April 30, 2007[a] (Unaudited)			Year Ended October 31,

				2006			2005

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America	2.03%	1.35%	2.12%	(0.30%)	(1.05%)	(0.30%)	(0.27%)	(1.04%)	(0.34%)

Year Ended October 31,

2004			2003				2002

Class A	Class I	Class C	Class A	Class I		Class C	Class A	Class I	Class C

1.24%	0.99%	1.99%	1.32%	1.07%		2.07%	1.34%	1.10%	2.10%
1.25%	1.00%	2.00%	1.31%	1.06%		2.05%	1.40%	1.15%	2.15%
1.38%	1.13%	2.13%	1.51%	1.26%		2.26%	1.92%	1.69%	2.67%
1.39%	1.14%	2.14%	1.50%	1.23	%ad	2.19%ad	1.67%	—	—

Year Ended October 31,

2004			2003				2002

Class Y	Class C	Class A	Class Y	Class C		Class A	Class Y	Class C	Class A

1.46%	2.21%	1.72%	1.50%	2.25%		1.75%	1.51%	2.26%	1.76%

Year Ended October 31,

2004			2003				2002

Class A	Class I	Class C	Class A	Class I		Class C	Class A	Class I	Class C

1.46%	1.67%	0.66%	1.91%	2.10%		1.07%	2.14%	2.37%	1.31%
0.90%	1.17%	0.17%	1.23%	1.48%		0.45%	0.96%	1.17%	0.19%
1.66%	2.00%	0.95%	1.72%	1.99%		0.97%	2.08%	2.29%	1.35%
(0.62%)	(0.35%)	(1.34%)	(0.43%)	(0.25	%)ad	(1.26%)ad	0.08%	—	—

Year Ended October 31,

2004			2003

Class Y	Class C	Class A	Class Y	Class C	Class A

(0.57%)	(1.32%)	(0.84%)	(0.79%)	(1.55%)	(1.07%)

FIRST EAGLE FUNDS

ADDITIONAL INFORMATION
(Unaudited)

MANAGEMENT OF THE TRUST

          The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

          Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University; President, Middle East Studies Association	6	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	6

Director, ALSTOM; Director, Partnership for New York City; Director, Merce Cunningham Dance Foundation, Inc.; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.
(3)	Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant; Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	6	Director, RenaissanceRe Holdings Ltd.; Member, The University of Chicago Council on the Graduate School of Business; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present(2)	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	6

Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Private Investor and Independent Consultant	6	Trustee, First Eagle Variable Funds (1 portfolio)

(1)	The term of office of each Trustee expires on his/her 70th birthday.
(2)	Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

INTERESTED TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

John P. Arnhold(3) 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6

Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan(4) 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6

Director, Leucadia National Corporation; Director, Empire Insurance Company; Director JZ Equity Partners, Plc. (U.K. investment trust company); Director, Florida East Coast Industries; Director, Columbia University School of International and Public Affairs; Chairman’s Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

(1)	Trustees who are “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.
(3)	Mr. Arnhold is an Interested Trustee because he is an officer and director of the Trust’s investment adviser and principal underwriter.
(4)

The Trust has determined to consider Mr. Jordan as an Interested Trustee because of his prior affiliation with the Trust’s investment adviser and principal underwriter. (He is not, however, an “interested person” of the Trust within the meaning of the Investment Company Act.)

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Variable Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Variable Funds

Stefanie Hempstead 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Vice President and Treasurer	May 2000 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Treasurer, First Eagle Variable Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Variable Funds from December 2004

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees approved the Investment Advisory Agreement between the Trust and Arnhold and S. Bleichroeder Advisers LLC most recently on December 6, 2006. In doing so, the Trustees considered the desirability of continuing the Funds’ historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreements and the total cost to the Funds of using the Adviser’s services, taking into account any expenses that the Adviser may pass to the Funds. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Funds are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Funds grow), which the Trustees determined are reasonable and appropriate.

The Trustees compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser’s past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser’s fees were competitive to those charged by investment advisers to similar funds (i.e. each Fund’s net management fee was approximately the same as or lower than its renewed peer group average, except in the case of First Eagle Fund of America, whose net management fee was higher than that average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Fund’s expense ratios were reasonable both on an absolute basis and when compared to those of similar funds.

The Trustees also determined that the Adviser’s past performance and reliability on behalf of the Funds were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed peer group average) when compared with investment advisers to similar funds and the Adviser’s profitability and financial condition were satisfactory. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Investment Advisory Agreement with the Adviser serves the interests of the Funds and their shareholders.

At the same time as the Board of Trustees considered the Investment Advisory Agreement, they also considered and approved the Subadvisory Agreement between the Adviser and Iridian Asset Management LLC (‘Iridian’) in respect of the First Eagle Fund of America. In doing so, the Trustees considered the desirability of continuing that Fund’s historic relationship with Messrs. Harold J. Levy and David L. Cohen (previously employees of the Adviser and now minority owners of Iridian) and the Adviser’s commitment to supervise their provision of portfolio management services under the Agreement. They also noted that the fees paid to Iridian are paid by the Adviser and do not increase the advisory fees borne directly by Fund shareholders. In this regard, they noted positively the quality of the services (measured in terms of investment performance, which generally was higher and more consistent on a long-term basis than that of its reviewed peer group average) delivered by Iridian. They also considered the costs incurred by Iridian relative to these services and to the fees paid under the Subadvisory Agreement. In doing so, they considered the effects of other benefits to Iridian resulting from its relationship to the Fund, including soft dollar and other service benefits. The Trustees concluded that the Subadvisory Agreement serves the interest of the First Eagle Fund of America and its shareholders. (A number of the factors evaluated by the Trustees in considering the Investment Advisory Agreement were found not to be additionally relevant in respect of the Subadvisory Agreement, principally because the payments in question had been separately evaluated in respect of the Investment Advisory Agreement.)

First Eagle Funds
1345 Avenue of the Americas	Investment Adviser
New York, NY 10105	Arnhold and S. Bleichroeder
www.firsteaglefunds.com	Advisers, LLC
1345 Avenue of the Americas
Trustees and Officers	New York, NY 10105
Lisa Anderson
John P. Arnhold	Legal Counsel
Candace K. Beinecke (Chair)	Shearman & Sterling LLP
Jean D. Hamilton	599 Lexington Avenue
James E. Jordan	New York, NY 10022
William M. Kelly
Paul J. Lawler	Custodian
Dominique M. Raillard	State Street Bank and Trust Company
801 Pennsylvania
Officers	Kansas City, MO 64105
John P. Arnhold
President	Shareholder Servicing Agent
DST Systems, Inc.
Robert Bruno	330 West 9th Street
Chief Operations & Financial Officer	Kansas City, MO 64105
(800) 334-2143
Mark D. Goldstein
Chief Compliance Officer	Underwriter
First Eagle Funds Distributors,
Suzan J. Afifi Vice President & Secretary	a division of ASB Securities LLC 1345 Avenue of the Americas
New York, NY 10105
Stefanie Hempstead
Vice President & Treasurer	Independent Registered
Public Accounting Firm
Michael Luzzatto	PricewaterhouseCoopers LLP
Assistant Vice President	300 Madison Avenue
New York, NY 10017
Winnie Chin
Assistant Treasurer

Philip Santopadre
Assistant Treasurer

The financial information included herein is taken from records of the Funds without examination by the Funds’ independent auditors, who do not express an opinion thereon.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

Item 2.        Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.        Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.        Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.        Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.        Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.        Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.        Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.        Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.        Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a -2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a -2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President
Date: August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer
Date: August 3, 2007

By (Signature and Title)*	/s/ Robert Bruno
Robert Bruno, Principal Financial Officer
Date: August 3, 2007

* Print the name and title of each signing officer under his or her signature.